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Oppenheimer Convertible Securities Fund
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6803 S. Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of Additional Information dated April 30, 2002

This  Statement of Additional  Information  is not a  Prospectus.  This document  contains  additional  information about the Fund and  supplements  information  in the  Prospectus  dated April 30, 2002.  It should be read together with the Prospectus,  which may be obtained by writing to the Fund's Transfer Agent,  OppenheimerFunds Services, at
P.O. Box 5270,  Denver,  Colorado 80217 or by calling the Transfer Agent at the toll-free  number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                                                      Page

About the Fund

About Your Account

Financial Information About the Fund

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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

         The  investment  objective  and the  principal  investment  policies  of the  Fund  are  described  in the
Prospectus.  This Statement of Additional  Information contains  supplemental  information about those policies and the types of  securities  that the Fund's  investment  Manager,  OppenheimerFunds,  Inc.,  can select for the Fund.
Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment  Policies.  The allocation of the Fund's portfolio and the techniques and strategies that the
Manager  uses  will  vary  over  time.  The  Fund is not  required  to use  all of the  investment  techniques  and strategies  described  below  in  seeking  its  goal.  It may use some of the  special  investment  techniques  and strategies at some times or not at all.

         |X|  Convertible  Securities.  Convertible  securities are  fixed-income  securities that may be exchanged for or converted  into the  underlying  common  stock of the issuer at the option of the holder  during a specified period of time.  Convertible  securities may take the form of convertible  preferred  stock,  convertible  bonds or notes,  or other  fixed-income  securities  with  stock  purchase  warrants.  They may  have a  combination  of the features of several of these securities.

         Because of the conversion  feature,  the price of a convertible  security normally will vary in proportion to changes in the price of the  underlying  common  stock.  Convertible  securities  in general are subject to less price  volatility  than the common stocks into which they are  convertible  because of their  comparatively  higher yields.  The investment  characteristics  of each  convertible  security vary, and that variety enables the Fund to use  convertible  securities  in  different  ways to pursue its  investment  objective  of high total  return.  For example, the Fund can invest in:
o        convertible securities that provide a relatively high level of income, with less appreciation potential,
o        convertible securities that have high appreciation potential and a relatively low level of income, and
o        convertible securities that provide some combination of both income and appreciation potential.

         Convertible  bonds  and  convertible  preferred  stocks  are  fixed-income   securities  that  retain  the
investment  characteristics  of fixed-income  securities until they have been converted.  The holder is entitled to receive the fixed  income of a bond or the  dividend  preference  of a preferred  stock until the holder  elects to exercise the  conversion  privilege.  Convertible  securities  are senior  securities  and  therefore  have a claim against the assets of the issuing  corporation  that is  superior to the claims of holders of the  issuer's  common stock upon  liquidation  of the  corporation.  Convertible  securities,  however,  are  generally  subordinated  to similar  non-convertible  securities of the same company.  The interest income and dividends from convertible bonds and preferred stocks provide income  potential and yields that are generally  higher than common stocks,  but which are generally lower than non-convertible securities of similar credit quality.

         As with all fixed-income  securities,  convertible securities are subject to changes in value from changes in the level of prevailing interest rates.  However, the conversion feature of convertible  securities,  giving the owner the right to exchange them for the issuer's  common stock,  in general causes the market value of convertible securities to increase when the value of the underlying  common stock  increases,  and to fall when the stock price falls.  Since  securities  prices  fluctuate,  however,  there  can  be no  assurance  that  the  market  value  of convertible  securities will increase.  Convertible securities generally do not have the same potential for capital appreciation as the underlying stock.  When the value of the underlying  common stock is falling,  the value of the convertible  security may not experience the same decline as the underlying  common stock. It tends to decline to a level (often  called  investment  value)  approximating  the  yield-to-maturity  basis of  non-convertible  debt of similar credit quality.

         Many  convertible  securities  sell at a premium over their  conversion  values.  Conversion  value is the number of shares of common  stock to be received  upon  conversion  multiplied  by the current  market price of the stock.  That  premium  represents  the price  investors  are  willing  to pay for the  privilege  of  purchasing  a fixed-income  security  having capital  appreciation  potential  because of the conversion  privilege.  If the Fund buys a  convertible  security  at a  premium,  there can be no  assurance  that the  underlying  common  stock will appreciate enough for the Fund to recover the premium on the convertible security.

         While some  convertible  securities are a form of debt security,  in many cases their  conversion  feature
(allowing  conversion  into  equity  securities)  causes  them  to be  regarded  by the  Manager  more  as  "equity equivalents."  As a result,  the rating  assigned  to the  security  has less  impact on the  Manager's  investment decision than in the case of non-convertible debt fixed-income securities.

         The value of a convertible  security is a function of its "investment  value" and its "conversion  value."
If the investment  value exceeds the conversion  value,  the security will behave more like a debt security and the security's  price will likely  increase  when interest  rates fall and decrease  when  interest  rates rise. If the conversion  value exceeds the  investment  value,  the security will behave more like an equity  security.  In that case it will likely  sell at a premium  over its  conversion  value and its price will tend to  fluctuate  directly with the price of the underlying security.

         |X|  Convertible  Preferred  Stock.  Preferred  stock,  unlike  common stock,  has a stated  dividend rate payable  from  the  corporation's  earnings.  Preferred  stock  dividends  may  be  cumulative  or  non-cumulative, participating,  or  auction  rate.  "Cumulative"  dividend  provisions  require  all or a portion  of prior  unpaid dividends to be paid before  dividends can be paid to the issuer's  common stock.  "Participating"  preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of  preferred  stocks  to  decline.  Preferred  stock  may  have  mandatory  sinking  fund  provisions,  as well as provisions  allowing the stock to be called or redeemed prior to its maturity,  which can have a negative impact on the stock's price when interest  rates decline.  Preferred  stock  generally has a preference  over common stock on the  distribution  of a  corporation's  assets  in the  event of  liquidation  of the  corporation.  The  rights of preferred stock on distribution of a corporation's  assets in the event of a liquidation are generally  subordinate to the rights associated with a corporation's debt securities.

         While preferred stock is an equity  security,  some  convertible  preferred stock has  characteristics  of both a debt  security and a call option.  These  securities  can be  considered  derivative  securities  because of their call option  component,  described  below.  Typically  these stocks are  convertible  to common stock after a three-year  period  (although they are callable by the issuer prior to  conversion).  They pay a cumulative,  fixed dividend  that is senior to, and  expected to be in excess of, the  dividends  paid on the common stock of the same issuer.

o        Mandatory-Conversion  Securities.  The  Fund can  also  invest  in a more  recently-developed  variety  of convertible  securities referred to as  "mandatory-conversion  securities." These securities may combine several of the features of debt  securities and equity  securities,  including both preferred  stock and common stock.  Unlike more traditional  convertible  securities,  however,  many of these securities have a mandatory  conversion feature and an adjustable  conversion  ratio. As a result,  many of these  securities  offer limited  potential for capital appreciation and, in some instances, are subject to unlimited potential for loss of capital.

         These  securities  are  designed  and  marketed  by  major  investment  banking  firms  and  trade  in the marketplace  under various  acronyms that are  proprietary to the investment  banking firm. The Fund may be exposed to counter-party  risk to the extent it invests in synthetic  mandatory  conversion  securities which are issued by investment  banking firms.  Those are unsecured  obligations  of the issuing firm.  Should the firm that issued the security  experience  financial  difficulty,  its ability to perform  according to the terms of the security  might become impaired.  The mandatory  conversion  securities  which may be purchased by the Fund include,  among others,
"equity-linked debt securities," discussed below, and certain varieties of convertible preferred stock.

         At any time prior to the mandatory  conversion  date,  the issuer can redeem the preferred  stock.  At its mandatory  conversion  date,  the  preferred  stock is  converted  into a share (or a  fraction  of a share) of the issuer's  common  stock at the call  price  that was  established  at the time  the  preferred  stock  was  issued.
Generally,  the call price is 30% to 45% above the price of the  issuer's  common  stock at the time the  preferred stock is issued and may be subject to downward  adjustment  over time.  If the share  price of the  related  common stock on the  mandatory  conversion  date is less than the call  price,  the  holder of the  preferred  stock  will nonetheless  receive only one share of common  stock for each share of preferred  stock (plus cash in the amount of any accrued but unpaid dividends).

         The issuer must issue to the holder of the  preferred  stock the number of shares of common stock equal to the call price of the  preferred  stock in effect on the date of  redemption  divided  by the  market  value of the common  stock.  That market  value  typically  is  determined  one or two trading  days prior to the date notice of redemption  is given.  The issuer must also pay the holder of the  preferred  stock cash in an amount  equal to any accrued but unpaid dividends on the preferred stock.

         Convertible  preferred  stock is  subject  to the same  market  risk as the  common  stock of the  issuer.
However  that  risk  may be  mitigated  by the  higher  dividend  paid on the  preferred  stock.  This  convertible preferred stock offers limited  opportunity for appreciation,  however,  because of the call feature. If the market value of the issuer's  common stock  increases  to the call price or above the call price of the  preferred  stock, the  issuer can (and  would be  expected  to) call the  preferred  stock for  redemption  at the call  price.  This convertible  preferred  stock is also  subject to credit risk of the issuer as to its ability to pay the  dividend.
Generally,  convertible  preferred  stock is less  volatile  than the related  common stock of the issuer,  in part because of the fixed dividend.

o        Equity-Linked  Debt  Securities.  The  Fund  can  purchase  mandatory  conversion  debt  securities  whose principal  amount at maturity depends upon the performance of a specified  equity  security.  These  "equity-linked debt  securities" are a form of derivative  security and differ from ordinary debt securities in that the principal amount  received at  maturity  is not fixed.  Instead,  their  principal  value is based on the price of the linked equity  security at the time the debt  security  matures.  These debt  securities  usually  mature in three to four years, and during the years to maturity pay interest at a fixed rate.

         Although these debt  securities are typically  adjusted for events such as stock splits,  stock  dividends and certain other events that affect the market value of the linked equity  security,  the debt  securities are not adjusted if additional  equity  securities are issued for cash. An additional  issuance of equity securities of the type to which the debt  security  is linked  could  adversely  affect the price of the debt  security.  In general, however, these debt securities are less volatile than the equity securities to which they are linked.

         |X|  Interest  Rate  Risk.  Interest  rate  risk  refers  to the  fluctuations  in value  of  fixed-income securities  resulting from the inverse  relationship  between price and yield. For example,  an increase in general interest rates will tend to reduce the market value of already-issued  fixed-income  investments,  and a decline in general  interest rates will tend to increase their value. In addition,  debt  securities  with longer  maturities, which tend to have  higher  yields,  are  subject to  potentially  greater  fluctuations  in value from  changes in interest rates than obligations with shorter maturities.

         While the changes in value of the Fund's  portfolio  securities after they are purchased will be reflected in the net asset value of the Fund's  shares,  those  changes  normally do not affect the  interest  income paid by those  securities  (unless the  security's  interest is paid at a variable rate pegged to particular  interest rate changes).  However,  those price fluctuations will be reflected in the valuations of the securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

         |X|  Credit  Risk.  Credit  risk  relates  to the  ability of the  issuer to meet  interest  or  principal payments or both as they become due. In general,  lower-grade,  higher-yield  bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

         The Fund's debt investments can include  high-yield,  non-investment-grade  bonds (commonly referred to as
"junk  bonds").  Investment-grade  bonds  are  bonds  rated  at least  "Baa" by  Moody's  Investors  Service,  Inc.
("Moody's),  at least "BBB" by Standard & Poor's Rating Services  ("S&P") or Fitch,  Inc.  ("Fitch"),  or that have comparable ratings by another nationally-recognized rating organization.

         In making  investments in debt  securities,  the Manager may rely to some extent on the ratings of ratings organizations  or it may use its own research to evaluate a security's  credit-worthiness.  If securities  the Fund buys are unrated,  they are assigned a rating by the Manager of  comparable  quality to bonds having  similar yield and risk characteristics within a rating category of a rating organization.

         The  Fund  does not  have  investment  policies  establishing  specific  maturity  ranges  for the  Fund's investments,  and they may be within  any  maturity  range  (short,  medium  or long)  depending  on the  Manager's evaluation of investment  opportunities  available within the debt securities  markets.  Generally,  however, it is expected that the Fund's average portfolio  maturity will be of a longer average  maturity.  The Fund may shift its investment  focus to securities of longer maturity as interest rates decline and to securities of shorter  maturity as interest rates rise.

o        Special  Risks  of  Lower-Grade  Securities.  The Fund  can  invest  without  limit  in  lower-grade  debt securities,  and the Fund will normally  invest its assets  primarily in these  securities  to seek its  objective.
Lower-grade  securities  tend to offer  higher  yields than  investment-grade  securities,  but also are subject to greater risks of default by the issuer in its  obligations to pay interest  and/or repay  principal on the maturity of the security.

         "Lower-grade"  debt  securities are those rated below  "investment  grade," which means they have a rating lower  than  "Baa" by Moody's or lower  than  "BBB" by S & P or Fitch,  Inc.,  or similar  ratings by other  rating organizations.  If they are  unrated,  and are  determined  by the  Manager  to be of  comparable  quality  to debt securities  rated  below  investment  grade,  they are  considered  part of the  Fund's  portfolio  of  lower-grade securities.  The Fund will not invest in  securities  rated  below "C" or which are in default at the time the Fund buys them.

         Some of the special credit risks of lower-grade  securities are discussed  below.  There is a greater risk that  the  issuer  may  default  on its  obligation  to pay  interest  or to  repay  principal  than in the case of investment-grade  securities.  The issuer's low  creditworthiness  may increase the potential  for its  insolvency.
An  overall  decline  in values in the  high-yield  bond  market is also more  likely  during a period of a general economic  downturn.  An economic  downturn or an increase in interest rates could  severely  disrupt the market for high-yield  bonds,  adversely  affecting the values of  outstanding  bonds as well as the ability of issuers to pay interest or repay principal.  In the case of foreign  high-yield bonds,  these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         To the extent they can be  converted  into stock,  convertible  securities  may be less subject to some of these risks than  non-convertible  high-yield  bonds,  since stock may be more liquid and less  affected by some of these risk factors.

         While  securities  rated  "Baa" by Moody's or "BBB" by  Standard & Poor's or Fitch,  Inc.  are  investment grade  and are not  regarded  as junk  bonds,  those  securities  may be  subject  to  special  risks and have some speculative  characteristics.  Definitions  of  the  debt  security  ratings  categories  of the  principal  rating organizations are included in Appendix A to this Statement of Additional Information.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund may from time to time employ the types  of  investment  strategies  and  investments  described  below.  It is  not  required  to use  all of  these strategies at all times, and at times may not use some of them.

         |X|  Portfolio  Turnover.  The Fund may engage in  short-term  trading to some  degree try to achieve  its objective.  It does not expect to have a portfolio  turnover rate in excess of 150%  annually.  Portfolio  turnover affects  brokerage  costs  the  Fund  pays.  If the  Fund  realizes  capital  gains  when it  sells  its  portfolio investments,  it must generally pay those gains out to shareholders,  increasing their taxable  distributions.  The
Financial  Highlights  table at the end of this  Prospectus  shows the Fund's  portfolio  turnover rates during the
Fund's five most recent fiscal years.

         |X|  Foreign  Securities.  The Fund can invest up to 15% of its net assets in  foreign  securities.  These primarily will be fixed-income  debt securities  issued or guaranteed by foreign  companies.  "Foreign  securities"
include  equity and debt  securities  of  companies  organized  under the laws of  countries  other than the United
States.  They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

         The  percentage  of the Fund's  assets that will be  allocated to foreign  securities  will vary over time depending on a number of factors.  Those factors may include the Manager's  analysis of relative  yields of foreign and U.S.  securities,  the economies of foreign  countries,  the condition of a country's  financial  markets,  the interest rate climate of particular  foreign  countries and the  relationship of particular  foreign  currencies to the U.S. dollar.  The Manager analyzes  fundamental  economic criteria (for example,  relative inflation levels and trends,  growth rate  forecasts,  balance of payments  status,  and economic  policies)  as well as  technical  and political data.

         Securities of foreign issuers that are represented by American  Depository  Receipts or that are listed on a U.S. securities exchange or traded in the U.S.  over-the-counter  markets are not considered "foreign securities"
for the  purpose  of the  Fund's  investment  allocations,  because  they are not  subject  to many of the  special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Because the Fund can  purchase  securities  denominated  in foreign  currencies,  a change in the value of such  foreign  currency  against  the U.S.  dollar  will  result in a change in the  amount of income  the Fund has available  for  distribution.  Because a portion  of the  Fund's  investment  income  may be  received  in  foreign currencies,  the Fund will be required to compute its income in U.S. dollars for distribution to shareholders,  and therefore  the Fund  will  absorb  the cost of  currency  fluctuations.  After  the  Fund has  distributed  income, subsequent  foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         Investing  in foreign  securities  offers  potential  benefits  not  available  from  investing  solely in securities of domestic  issuers.  They include the  opportunity  to invest in foreign  issuers that appear to offer high income  potential,  or in foreign  countries with economic policies or business cycles different from those of the U.S., or to reduce  fluctuations in portfolio value by taking advantage of foreign  securities  markets that do not move in a manner  parallel to U.S.  markets.  The Fund will hold foreign  currency only in connection  with the purchase or sale of foreign securities.

o        Risks of Foreign  Investing.  Investments  in  foreign  securities  may offer  special  opportunities  for investing but also present special additional risks and  considerations  not typically  associated with investments in domestic securities. Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation  in value of  foreign  investments  due to  changes  in  currency  rates or  currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio  transactions  or loss of certificates  for portfolio securities;
o        possibilities in some countries of expropriation,  confiscatory taxation,  political,  financial or social instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.
         In the past, U.S.  government  policies have discouraged  certain  investments  abroad by U.S.  investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o        Special  Risks of  Emerging  Markets.  Emerging  and  developing  markets  abroad may also  offer  special opportunities  for investing but have greater risks than more developed  foreign markets,  such as those in Europe,
Canada,  Australia,  New Zealand and Japan.  There may be even less  liquidity  in their  securities  markets,  and settlements  of  purchases  and sales of  securities  may be  subject to  additional  delays.  They are  subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions  imposed by local  governments.  Those  countries  may  also be  subject  to the  risk of  greater  political  and  economic instability,  which can greatly  affect the  volatility  of prices of securities  in those  countries.  The Manager will  consider  these  factors  when  evaluating  securities  in these  markets,  because  the  selection  of those securities must be consistent with the Fund's investment objective.

            |X|  Warrants.  As a fundamental  policy,  the Fund cannot invest more than 15% of the value of its net assets in warrants,  and not more than 5% of the Fund's net assets may be invested in warrants  that are not listed on The New York Stock Exchange or The American Stock  Exchange.  That policy does not limit the Fund's  acquisition of  warrants  that  have been  acquired  in units or  attached  to other  securities.  This  fundamental  policy is currently  limited by an  operational  policy under which the Fund will not invest more than 5% of the value of its net assets in  warrants,  and not more than 2% of the Fund's net assets may be invested  in  warrants  that are not listed  on the New York or  American  Stock  Exchanges.  Warrants  acquired  by the Fund in  units or  attached  to securities are deemed to be without value for purposes of the limitation imposed by the operational policy.

         A warrant  basically  is an option to  purchase  common  stock at a  specific  price  valid for a specific period of time.  Usually the price is at a premium  above the market  value of the  applicable  common stock at its issuance.  Warrants may have a life ranging  from less than a year to twenty  years or may be  perpetual.  However, many  warrants  have  expiration  dates after which they are  worthless  unless the warrants are  exercised or sold before they  expire.  In addition,  if the market  price of the common stock does not exceed the exercise  price of the warrant  during the life of the warrant,  the warrant will expire  worthless.  Warrants have no voting  rights, pay no dividends and have no rights with respect to the assets of the  corporation  issuing them.  The market price of a warrant may increase or decrease more than the market price of the optioned common stock.

                  |X| Repurchase  Agreements.  The Fund can acquire  securities  subject to repurchase  agreements.
It might do so for temporary  defensive purposes or for liquidity purposes to meet anticipated  redemptions of Fund shares,  or pending  the  investment  of the  proceeds  from sales of Fund  shares,  or pending the  settlement  of portfolio securities transactions.

          In a repurchase  transaction,  the Fund acquires a security  from,  and  simultaneously  resells it to an approved  vendor for delivery on an agreed upon future  date.  The resale  price  exceeds the purchase  price by an amount that reflects an agreed-upon  interest rate  effective for the period during which the repurchase  agreement is in effect.  Approved vendors include U.S.  commercial  banks,  U.S.  branches of foreign banks or broker-dealers that have been  designated a primary dealer in government  securities,  which meet the credit  requirements  set by the Fund's Board of Trustees from time to time.

         The  majority  of these  transactions  run from day to day.  Delivery  pursuant to resale  typically  will occur  within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond  seven days are subject to the Fund's limits on holding illiquid investments.

         Repurchase  agreements,  are collateralized by the underlying security.  The Fund's repurchase  agreements require  that at all times  while the  repurchase  agreement  is in effect,  the  collateral's  value must equal or exceed the  repurchase  price to fully  collateralize  the  repayment  obligation.  Additionally,  the Manager will monitor  the  vendor's  creditworthiness  to confirm  that the vendor is  financially  sound and will  continuously monitor the  collateral's  value.  However,  if the vendor fails to pay the resale price on the delivery  date, the
Fund may  incur  costs in  disposing  of the  collateral  and may  experience  losses  if there is any delay in its ability to do so.

         |X| Illiquid and Restricted  Securities.  Under policies established by the Fund's Board of Trustees,  the
Manager  determines the liquidity of some of the Fund's  securities.  The Manager monitors holdings of illiquid and restricted  securities  on an  ongoing  basis to  determine  whether  to sell any  holdings  to  maintain  adequate liquidity.

         To enable the Fund to sell its holdings of a restricted  security not registered  under the Securities Act of 1933,  the Fund may have to cause those  securities to be  registered.  The expenses of  registering  restricted securities  may be negotiated by the Fund with the issuer at the time the Fund buys the  securities.  When the Fund must arrange  registration  because the Fund wishes to sell the security,  a considerable period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the Fund could sell it.  The Fund would bear the risks of any downward price fluctuation during that period.

         The  Fund  can  acquire  restricted   securities  through  private   placements.   Those  securities  have
contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.
Those  percentage  restrictions  do not limit  purchases  of  restricted  securities  that are eligible for sale to qualified  institutional  purchasers  under Rule 144A of the Securities Act of 1933, if those  securities have been determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines  take into account the trading  activity for such securities and the availability of reliable  pricing  information,  among other factors.
If there is a lack of trading  interest in a particular  Rule 144A security,  the Fund's  holdings of that security may be considered to be illiquid.  Illiquid  securities include repurchase  agreements  maturing in more than seven days.

         |X|  Borrowing for  Leverage.  The Fund has a  fundamental  policy that permits it to borrow from banks on an  unsecured  basis,  to  invest  the  borrowed  funds  in  portfolio  securities.  This  technique  is  known  as
"leverage." The Fund may borrow only from banks.  Under  applicable law,  borrowings can be made only to the extent that the value of the Fund's assets,  less its liabilities other than borrowings,  is equal to at least 300% of all borrowings  (including  the proposed  borrowing).  If the value of the Fund's  assets fails to meet this 300% asset coverage  requirement,  the Fund is required to reduce its bank debt within 3 days to meet the  requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

         The Fund will pay interest on these loans,  and that interest  expense will raise the overall  expenses of the Fund and reduce its returns.  If it does borrow,  its expenses  will be greater than  comparable  funds that do not  borrow  for  leverage.  The  interest  on a loan  might be more (or  less)  than the  yield on the  securities purchased  with the loan  proceeds.  Additionally,  the Fund's net asset value per share might  fluctuate more than that of funds that do not borrow.

         |X| Loans of  Portfolio  Securities.  To raise cash for  liquidity or income  purposes,  the Fund can lend its  portfolio  securities  to brokers,  dealers and other types of financial  institutions  approved by the Fund's
Board of  Trustees.  These  loans are  limited to not more than 10% of the value of the  Fund's  net  assets  under guidelines established by the Board of Trustees.  The Fund currently does not intend to lend its securities.

         There  are some  risks in  connection  with  securities  lending.  The Fund  might  experience  a delay in receiving  additional  collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  The Fund must receive collateral for a loan. Under current  applicable  regulatory  requirements  (which are  subject to  change),  on each  business  day the loan  collateral  must be at least  equal to the value of the loaned  securities.  It must consist of cash,  bank letters of credit,  securities  of the U.S.  government  or its agencies  or  instrumentalities,  or other  cash  equivalents  in which  the Fund is  permitted  to  invest.  To be acceptable  as  collateral,  letters of credit  must  obligate a bank to pay  amounts  demanded  by the Fund if the demand  meets the  terms of the  letter.  The terms of the  letter  of  credit  and the  issuing  bank both must be satisfactory to the Fund.
         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest  on  loaned securities.  It also  receives  one or more of (a)  negotiated  loan  fees,  (b)  interest  on  securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of  interest  may be  shared  with  the  borrower.  The  Fund  may also  pay  reasonable  finder's,  custodian  and administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet  applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

         |X|  Derivatives.  The Fund can  invest in a  variety  of  derivative  investments  to seek  income or for hedging  purposes.  Some  derivative  investments the Fund can use are the hedging  instruments  described below in this Statement of Additional Information.

         Among the derivative  investments  the Fund can invest in are "debt  exchangeable  for common stock" of an issuer or  "equity-linked  debt  securities" of an issuer  described in  "Convertible  Preferred  Stock," above. At maturity,  the debt  security is  exchanged  for common  stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives  present a risk that the amount  payable at  maturity  will be less than the  principal  amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use  hedging to attempt to protect  against  declines  in the market  value of its  portfolio,  to permit  the Fund to retain  unrealized  gains in the value of  portfolio  securities  that have appreciated, or to facilitate selling securities for investment reasons.  To do so the Fund could:
o        buy puts on securities, or
o        write covered  calls on  securities.  Covered  calls can also be written on debt  securities to attempt to increase the Fund's income.

         The Fund is not  obligated  to use hedging  instruments,  even though it is  permitted  to use them in the
Manager's  discretion,  as described below.  The particular  options the Fund can use are described below. The Fund may employ other hedging  instruments  and  strategies in the future,  if those  investment  methods are consistent with the Fund's  investment  objective and fundamental  policies,  are  permissible  under  applicable  regulations governing the Fund and are approved by the Fund's Board of Trustees.

         The Fund can buy and sell only  certain  kinds of put options  (puts) and call options  (calls).  The Fund limits  its  options  trading  activity  to writing  covered  calls on stocks  (including  the stock  underlying  a convertible  security the Fund owns),  purchasing  put options on stocks,  and entering into closing  transactions.
These strategies are described below.

o        Writing  Covered  Call  Options.  The Fund can write (that is,  sell) call  options on stocks.  The Fund's call writing is subject to a number of restrictions:
(1)      Calls the Fund sells must be listed on a national securities exchange.
(2)      Each call the Fund  writes must be  "covered"  while it is  outstanding.  That means the Fund must own the stock on which the call was  written  or must own a  security  convertible  into the stock on which the option is written.
(3)      As a  fundamental  policy,  the Fund  cannot  write a call that  would  cause the value of its  securities underlying  call options  (valued at the lower of the option price or market value) to exceed
                      25% of its net assets.

         When the Fund  writes a call on a  security,  it receives  cash (a  premium).  The Fund agrees to sell the underlying  investment  to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise  price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has retained the risk of loss that the price of the underlying  security may decline  during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank,  will act as the
Fund's escrow agent through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges,  or as to other acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the  securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

         The Fund may buy calls only to close out a call it has written,  as discussed  above.  Calls the Fund buys must be listed on a  securities  exchange.  To terminate  its  obligation  on a call it has  written,  the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option  transaction  costs and the premium received on the call the Fund  wrote was more or less  than the price of the call the Fund  purchased  to close out the  transaction.  A profit may also be realized if the call lapses  unexercised,  because the Fund  retains the  underlying  investment and the premium  received.  Any such  profits  are  considered  short-term  capital  gains for  federal  income tax purposes,  as are the  premiums  on lapsed  calls.  When  distributed  by the Fund  they are  taxable  as  ordinary income.  If the Fund cannot  effect a closing  purchase  transaction  due to the lack of a market,  it will have to hold the callable securities until the call expires or is exercised.

o        Purchasing Puts. The Fund may buy only those puts that relate to stocks,  including stocks  underlying the convertible  securities  that  the  Fund  owns.  The  Fund may not sell  puts  other  than  puts it has  previously purchased, to close out a position.

         When the Fund  purchases  a put,  it pays a  premium.  The Fund then has the right to sell the  underlying investment to a seller of a  corresponding  put on the same  investment  during the put period at a fixed  exercise price.  Buying a put on a stock enables the Fund to protect  itself during the put period  against a decline in the value of the underlying  investment  below the exercise price. If the market price of the underlying  investment is equal to or above the  exercise  price and as a result  the put is not  exercised  or resold,  the put will  become worthless at its  expiration  date.  In that case the Fund will lose its premium  payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

o        Risks of Hedging with Options.  The use of hedging  instruments  requires  special skills and knowledge of investment  techniques  that are different than what is required for normal  portfolio  management.  If the Manager uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  hedging  strategies  may reduce the Fund's returns.

         The Fund's option  activities  could affect its portfolio  turnover  rate and brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate.  The Fund could pay a brokerage  commission  each time it buys a call or put,  sells a call, or buys or sells an underlying  investment in connection  with the exercise of a call or put. Such  commissions  might be higher on a relative basis than the  commissions  for direct  purchases or sales of the underlying  investments.
Premiums paid for options are small in relation to the market value of the  underlying  investments.  Consequently, put and call options  offer large amounts of leverage.  The leverage  offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.
         If a covered  call  written by the Fund is exercised on an  investment  that has  increased in value,  the
Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides  secondary  trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.

o        Regulatory  Aspects  of  Hedging  Instruments.  Transactions  in  options  by  the  Fund  are  subject  to limitations  established  by the option  exchanges.  The exchanges  limit the maximum number of options that may be written or held by a single  investor or group of investors  acting in concert.  Those limits apply  regardless  of whether the options  were  written or  purchased  on the same or  different  exchanges,  or are held in one or more accounts or through one or more  different  exchanges or through one or more brokers.  Thus,  the number of options that the Fund may write or hold may be  affected  by options  written or held by other  entities,  including  other investment  companies  having  the same  advisor  as the Fund (or an  advisor  that is an  affiliate  of the Fund's advisor).  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

         |X| Temporary Defensive  Investments.  When market conditions are unstable,  or the Manager believes it is otherwise  appropriate  to reduce  holdings  in stocks,  the Fund can invest in a variety  of debt  securities  for defensive  purposes.  The Fund can also purchase these securities for liquidity  purposes to meet cash needs due to the  redemption  of Fund  shares,  or to hold  while  waiting  to  reinvest  cash  received  from the sale of other portfolio securities. The Fund can buy:

o        high-quality,  (rated in the top two rating categories of  nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality)  short-term  money market  instruments,  including those issued by the U. S. Treasury or other government agencies,
o        commercial paper (rated in the top two rating categories of a  nationally-recognized  rating organization)
             short-term, unsecured, promissory notes of domestic or foreign companies,
o        debt obligations of corporate  issuers,  rated investment grade (rated at least Baa by Moody's or at least
             BBB by S&P, or a comparable  rating by another rating  organization) or unrated  securities  judged by the Manager to be of a quality comparable to rated securities in those categories,
o        certificates  of deposit  and  bankers'  acceptances  of domestic  and foreign  banks and savings and loan associations, and
o        repurchase agreements.

         Short-term debt securities  would normally be selected for defensive or cash management  purposes  because they can  normally be disposed of quickly,  are not  generally  subject to  significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies are those policies that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the Investment  Company Act of 1940 (the  "Investment  Company Act"),  such a "majority" vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares  present or  represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's investment  objective is not a fundamental  policy, but will not be changed without approval by the Fund's  Board of Trustees and prior notice to  shareholders.  Other  policies  described in the  Prospectus  or this Statement of Additional  Information are  "fundamental"  only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental  policies without  shareholder  approval.  However,  significant changes to investment  policies will be described in  supplements or updates to the Prospectus or this Statement of Additional
Information, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

         Does  the  Fund  Have  Additional  Fundamental  Policies?   The  following  investment   restrictions  are
              fundamental policies of the Fund:

o        The Fund may not invest more than 25% of the value of the Fund's  total  assets in the  securities  of any one issuer or any group of issuers in the same  industry.  However,  this  restriction  does not  prevent  the Fund from  investing  more than 25% of its total assets in securities of the United States  government,  or its agencies or instrumentalities.

o        With respect to 50% of its total assets,  the Fund must limit its  investments to cash,  cash items,  U.S.
government  securities  and securities of issuers in which its  investments  are limited to not more than 5% of the value of its total  assets in the  securities  of any one issuer  and not more than 10% of its total  assets in the outstanding voting securities of any one issuer.

o        The  Fund may not  purchase  securities  on  margin.  However,  the Fund  can  obtain  unsecured  loans to purchase  securities.  The  aggregate  of all  unsecured  loans,  however,  may not exceed 50% of the Fund's  total assets.  It can also borrow amounts  equivalent to up to 5% of the Fund's net assets for  temporary,  extraordinary or emergency purposes.

o        The Fund may not make short sales on  securities or maintain a short  position.  An exception the Fund can do so if at all times when a short  position is open,  the Fund owns an equal amount of the  securities  sold short or the Fund owns  securities that are  convertible  into or  exchangeable  for securities of the same issue as, and equal in amount to, the  securities  sold short,  without  payment of further  consideration.  Not more than 10% of the Fund's total assets may be held as collateral for these short sales at any one time.

o        The Fund may not  purchase  or sell put and call  options  nor  write put or call  options,  except as set forth in the Prospectus or this Statement of Additional Information.

o        The Fund may not  invest in  warrants  in  amounts  in excess of 15% of the value of its net  assets.  The valuation  of  warrants  for the  purpose of that  limitation  shall be  determined  at the lower of cost or market value.  Warrants  acquired by the Fund as part of a unit or attached to  securities  at the time of purchase do not count  against that  percentage  limitation.  Not more than 5% of the Fund's net assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange.

o        The Fund may not make loans.  However,  this policy does not  prohibit  the Fund from (1) making  loans of its portfolio  securities,  (2) purchasing  notes,  bonds or other evidences of  indebtedness,  (3) making deposits with banks and other financial institutions, or (4) entering into repurchase agreements.

o        The Fund may not  purchase  or sell real  estate or real  estate  mortgage  loans.  However,  the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

o        The Fund may not deal in commodities or commodities contracts.

o        The Fund may not purchase or retain  securities of any issuer if any of its officers and trustees,  or any of the officers and directors of the Manager or the Distributor  own  individually  beneficially  more than 0.5% of the outstanding  securities of that issuer,  or if all of those persons  together own more than 5% of that issuer's securities.

o        The Fund may not  invest  more than 5% of the  value of its total  assets  in  securities  of any  company
(including its predecessors) that has not been in business for at least three consecutive years.

o        The Fund may not issue any securities that are senior to shares of the Fund.

o        The Fund may not underwrite securities of other issuers.

o        The Fund may not acquire securities of any other investment  company,  if as a result of that acquisition, the Fund  would  own in the  aggregate:  (1) more  than 3% of the  voting  stock of that  investment  company;  (2)
securities of that  investment  company having an aggregate  value in excess of 5% of the value of the total assets of the Fund; or (3)  securities of that  investment  company and of any other  investment  companies (but excluding treasury  stock of those  funds)  having an  aggregate  value in  excess  of 10% of the  total  assets of the Fund.
However,  none of these  limitations  applies to a security  received  as a dividend  or as a result of an offer of exchange, a merger or plan of reorganization.

o        With respect to 75% of its total assets,  the Fund cannot buy  securities  issued or guaranteed by any one issuer if more than 5% of the Fund's  total assets  would be invested in  securities  of that issuer or if the Fund would then own more than 10% of that issuer's voting  securities.  That  restriction does not apply to cash or cash items or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Does the  Fund  Have  Any  Restrictions  That Are Not  Fundamental?  The  Fund  has a  number  of other  investment restrictions  that are not  fundamental  policies,  which  means that they can be changed by the Board of  Trustees without shareholder  approval.  While these investment policies do not require shareholder  approval to be changed, as a matter of operating  policy,  the Fund has agreed not to change  these  policies  without  prior notice to its shareholders.  These operating policies provide that the Fund may not do any of the following:

o        The Fund may not  invest in any  issuer  for the  purpose of  exercising  control  or  management  of that issuer, unless approved by the Fund's Board of Trustees.

o        The Fund may not  invest  any  part of its  total  assets  in  interests  in oil,  gas,  or other  mineral exploration or development  programs,  although it may invest in securities of companies which invest in or sponsor such programs.  The Fund may not invest in oil, gas or other mineral leases.

o        The Fund may not invest  more than 5% of the value of its net assets in  warrants,  valued at the lower of cost or  market  value.  The Fund can buy  warrants  that are not  listed  on The New York  Stock  Exchange  or The
American Stock  Exchange,  but they count toward the 5% limit on warrants  described above and may not exceed 2% of the value of the Fund's net  assets.  Warrants  acquired by the Fund in units or  attached  to  securities  are not covered by this restriction.

         Unless the  Prospectus  or  Statement  of  Additional  Information  states that a  percentage  restriction applies  on an ongoing  basis,  it applies  only at the time the Fund  makes an  investment.  In that case the Fund need not sell  securities to meet the percentage  limits if the value of the investment  increases in proportion to the size of the Fund.

         In carrying out its policy with respect to concentration  of investments,  the Fund applies that policy to prohibit the Fund from making an  investment  in the  securities  of any one issuer or group of issuers in the same industry  if that  investment  would  cause 25% or more of the value of the Fund's  total  assets to be invested in that  industry.  In applying  its policy not to  concentrate  its  investments,  the Fund has adopted the  industry classifications  set forth in Appendix B to this  Statement of  Additional  Information.  This is not a fundamental policy.

         In carrying  out its policy  prohibiting  the  issuance of senior  securities,  the Fund  interprets  that policy not to prohibit certain  investment  activities for which assets of the Fund are designated as segregated to cover the related obligations.  Examples of those activities include borrowing money,  repurchase  agreements,  and contracts to buy or sell derivatives.

How the Fund is Managed

Organization  and History.  The Fund is a series of Bond Fund Series,  a Massachusetts  business trust organized in
1986 as an open-end,  diversified  management  investment  company with an unlimited number of authorized shares of beneficial  interest (that trust is referred to in this section as the "Fund's  parent Trust" or the "Trust").  The
Trust was originally  named Rochester  Convertible Fund and was renamed  Rochester Fund Series,  which was its name until it was  renamed  Bond  Fund  Series  in 1997.  The Fund is  currently  the only  series of the Trust and is a diversified  fund.  It was called The Bond Fund for Growth  until 1997.  In 1997 it was re-named  Oppenheimer  Bond
Fund for Growth.  The Fund's name was changed to Oppenheimer Convertible Securities Fund in 1998.

         The Fund and its parent Trust are governed by a Board of Trustees,  which is  responsible  for  protecting the interests of  shareholders  under  Massachusetts  law. The Trustees meet  periodically  throughout  the year to oversee the Fund's (and the Trust's) activities, review its performance, and review the actions of the Manager.

              |X| Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund currently has five classes of shares: Class A, Class B, Class C, Class M and Class N.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares.  Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less.
The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has an Audit Committee.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditors concerning the Fund's internal accounting procedures and controls, and reviews reports of the Manager's internal auditor.  The members of the Audit Committee are Paul Clinton (Chairman), Thomas Courtney, Robert Galli, Lacy
Herrmann and Brian Wruble.  The Audit Committee met three times during the Fund's fiscal year ended December 31,
2001.

Trustees and Officers of the Fund.  The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed below.  Each of the Trustees is an "Independent Trustee," as defined in the Investment
Company Act.  The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares of the Board III Funds beneficially owned by the Trustee.  All information is as of December 31, 2001.  All of the Trustees are also trustees or directors of the following Oppenheimer funds (referred to as "Board III Funds"):

Oppenheimer  Quest  Value  Funds,  a series fund having  Rochester Portfolio Series, a series fund having one series:
the following series:                                          Limited-Term New York Municipal Fund
     Oppenheimer Small Cap Value Fund,                   Bond Fund Series, a series fund having one series:
     Oppenheimer Quest Balanced Value Fund and                 Oppenheimer Convertible Securities Fund
     Oppenheimer Quest Opportunity Value Fund            Rochester Fund Municipals
Oppenheimer Quest Global Value Fund, Inc.                Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.

         In addition to being a director or trustee of the Board III Funds, Mr. Galli is also a director or trustee of 31 other portfolios in the Oppenheimer Funds complex.

      Messrs.  Murphy,  Molleur,  Wixted,  Everett and Zack, and Mses.  Feld and Ives who are officers of the Fund, respectively  hold the same  offices  of the  other  Board III Funds as with the  Fund.  As of April 1,  2002,  the
Trustees  and  officers  of the Fund as a group  owned  less than 1% of the  outstanding  shares  of the Fund.  The foregoing  statement  does not reflect  ownership of shares of the Fund held of record by an employee  benefit plan for  employees  of the  Manager,  other than the shares  beneficially  owned under the plan by officers of the Fund listed above. In addition, each Independent Trustee, and his family members, does not own securities of either the Manager or Distributor of the Board III Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

-------------------------------------------------------------------------------------------------------------------
Independent Trustees

-------------------------------------------------------------------------------------------------------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

                                                                                                     Aggregate Dollar
Name, Address,1 Age,                                                                Dollar Range     Range of Shares
Position(s) Held with      Principal Occupation(s) During Past 5 Years / Other        of Shares      Owned in any of
Fund and Length of Time    Trusteeships Held by Trustee / Number of Portfolios      Owned in the      the Board III
Served2                    in Fund Complex Overseen by Trustee                          Fund              Funds

-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

Thomas W. Courtney,        Principal  of  Courtney   Associates,   Inc.  (venture  $10,001-$50,000  $10,001 - $50,000
Chairman of the Board of   capital  firm);  former  General  Partner  of  Trivest
Trustees, Trustee (since   Venture Fund (private  venture  capital fund);  former
2000)                      President   of   Investment    Counseling    Federated
Age: 68                    Investors,  Inc.;  Trustee  of Cash  Assets  Trust,  a
                           money  market  fund;  Director  of OCC Cash  Reserves,
                           Inc. and Trustee of OCC  Accumulation  Trust,  both of
                           which are open-end  investment  companies;  Trustee of
                           four funds for  Pacific  Capital and Tax Free Trust of
                           Arizona.  Director/trustee of 10 investment  companies
                           in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

John Cannon, Trustee,      Director, Neuberger Berman Income Managers Trust,       $10,001-$50,000  $10,001 - $50,000
since 1992                 Neuberger & Berman Income Funds and Neuberger Berman
Age: 72.                   Trust, (1995 - present); Neuberger Berman Equity
                           Funds (November 2000 - present); Trustee, Neuberger
                           Berman Mutual Funds (October 1994 - present);
                           formerly Chairman and Treasurer, CDC Associates, a
                           registered investment adviser (December 1993 -
                           February 1996); Independent Consultant; Chief
                           Investment Officer, CDC Associates (1996 - June
                           2000); Consultant and director, CDC Associates
                           (December 1993 - February 1999). Oversees 3
                           portfolios in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

Robert G. Galli,           A Trustee or Director of other Oppenheimer funds.             $0         Over $100,0003
Trustee (since 2000)       Formerly Vice Chairman of the Manager (October 1995 -
Age: 68                    December 1997). Director/trustee of 41 investment
                           companies in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

Lacy B. Herrmann,          Chai Chairman and Chief Executive Officer of Aquila           $0         $10,001 - $50,000
Trustee (since 2000)       Management Corporation, the sponsoring organization
Age: 72                    and manager, administrator and/or sub-Adviser to the
                           following open-end investment companies, and Chairman
                           of the Board of Trustees and President of each:
                           Churchill Cash Reserves Trust, Aquila - Cascadia
                           Equity Fund, Pacific Capital Cash Assets Trust,
                           Pacific Capital U.S. Treasuries Cash Assets Trust,
                           Pacific Capital Tax-Free Cash Assets Trust, Prime
                           Cash Fund, Narragansett Insured Tax-Free Income Fund,
                           Tax-Free Fund For Utah, Churchill Tax-Free Fund of
                           Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust
                           of Oregon, Tax-Free Trust of Arizona, Hawaiian
                           Tax-Free Trust, and Aquila Rocky Mountain Equity
                           Fund; Vice President, Director, Secretary, and
                           formerly Treasurer of Aquila Distributors, Inc.,
                           distributor of the above funds; President and
                           Chairman of the Board of Trustees of Capital Cash
                           Management Trust ("CCMT"), and an Officer and
                           Trustee/Director of its predecessors; President and
                           Director of STCM Management Company, Inc., sponsor
                           and adviser to CCMT; Chairman, President and a
                           Director of InCap Management Corporation, formerly
                           sub-adviser and administrator of Prime Cash Fund and
                           Short Term Asset Reserves; Director of OCC Cash
                           Reserves, Inc., and Trustee of OCC Accumulation
                           Trust, both of which are open-end investment
                           companies; Trustee Emeritus of Brown University.
                           Director/trustee of 10 investment companies in the
                           OppenheimerFunds complex.

-------------------------- ------------------------------------------------------- ---------------- -------------------
-------------------------- ------------------------------------------------------- ---------------- -------------------

Brian Wruble, Trustee      Special Limited Partner (since January 1999) of            $1-10,000     $10,001 - $50,000
(since 2000)               Odyssey Investment Partners, LLC (private equity
Age: 58                    investment); General Partner (since September 1996)
                           of Odyssey Partners, L.P. (hedge fund in distribution
                           since 1/1/97); Director (since May 2000) of Ray &
                           Berendtson, Inc. (executive search firm); Board of
                           Governing Trustees (since August 1990) of The Jackson
                           Laboratory (non-profit); Trustee (since May 1992) of
                           Institute for Advanced Study (educational institute);
                           Trustee (since May 2000) of Research Foundation of
                           AIMR (investment research, non-profit); formerly
                           Governor, Jerome Levy Economics Institute of Bard
                           College (economics research) (August 1990 - September
                           2001).  Director/trustee of 10 investment companies
                           in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------- ---------------- -------------------

A-3
Officers of the Fund

----------------------------------------------- ----------------------------------------------------------------------

Name, Address,4 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served5

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Bruce L. Bartlett, VP and Portfolio Manager,    Senior  Vice  President  (since  January  1999)  of the  Manager;  an
Age: 51
                                                officer and portfolio  manager of other Oppenheimer  funds.  Prior to joining  the  Manager in April,  1995,  he was a Vice  President  and
                                                Senior  Portfolio  Manager  at  First  of  America  Investment  Corp.
                                                (September 1986 - April 1995).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

John V. Murphy,                                 Chairman, Chief Executive Officer and director (since June 2001) and
President (since October 2001)                  President (since September 2000) of the Manager; President and a
Age: 52                                         trustee of other Oppenheimer funds; President and a director (since
                                                July 2001) of Oppenheimer Acquisition Corp., the Manager's parent holding company and of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; Director (since November
                                                2001) of OppenheimerFunds Distributor, Inc., a subsidiary of the
                                                Manager; Chairman and a director (since July 2001) of Shareholder
                                                Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since
                                                July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional,
                                                Inc. and Centennial Asset Management Corporation (since November
                                                2001), HarbourView Asset Management Corporation and OFI Private
                                                Investments, Inc. (since July 2002); President (since November 1,
                                                2001) and a director (since July 2001) of Oppenheimer Real Asset
                                                Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity Investment Management
                                                Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager; Executive Vice President (since February 1997) of
                                                Massachusetts Mutual Life Insurance Company, the Manager's parent company; a director (since June 1995) of DBL Acquisition
                                                Corporation; formerly Chief Operating Officer (from September 2000 to June 2001) of the Manager; President and trustee (from November
                                                1999 to November 2001) of MML Series Investment Fund and MassMutual
                                                Institutional Funds, open-end investment companies; a director (from
                                                September 1999 to August 2000) of C.M. Life Insurance Company;
                                                President, Chief Executive Officer and director (from September 1999 to August 2000) of MML Bay State Life Insurance Company; a director
                                                (from June 1989 to June 1998) of Emerald Isle Bancorp and Hibernia
                                                Savings Bank, wholly-owned subsidiary of Emerald Isle Bancorp;
                                                Executive Vice President Director and Chief Operating Officer (from
                                                June 1995 to January 1997) of David L. Babson & Co., Inc., an
                                                investment advisor; Chief Operating Officer (from March 1993 to
                                                December 1996) of Concert Capital Management, Inc., an investment advisor.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Brian W. Wixted, Treasurer, Principal           Senior Vice President and Treasurer (since March 1999) of the
Financial and Accounting Officer (since 2000)   Manager; Treasurer (since March 1999) of HarbourView Asset
Age: 42                                         Management Corporation, Shareholder Services, Inc., Oppenheimer Real
                                                Asset Management Corporation, Shareholder Financial Services, Inc.
                                                and Oppenheimer Partnership Holdings, Inc., of OFI Private
                                                Investments, Inc. (since March 2000) and of OppenheimerFunds
                                                International Ltd. and Oppenheimer Millennium Funds plc (since May
                                                2000); Treasurer and Chief Financial Officer (since May 2000) of
                                                Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                                                Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust
                                                Company - Mutual Fund Services Division (March 1995 - March 1999);
                                                Vice President and Chief Financial Officer of CS First Boston
                                                Investment Management Corp. (September 1991 - March 1995).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Robert J. Bishop, Assistant Treasurer           Vice President of the Manager/Mutual Fund Accounting (since May
(since 2000)                                    1996); an officer of other
Age: 42                                         Oppenheimer funds; formerly an Assistant Vice President of the
                                                Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund
                                                Controller of the Manager.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Robert G. Zack, Secretary (since October 2001)  Senior Vice President (since May 1985) and Acting General Counsel
Age: 53                                         (since November 2001) of the Manager; Assistant Secretary of
                                                Shareholder Services, Inc. (since May 1985), Shareholder Financial
                                                Services, Inc. (since November 1989); OppenheimerFunds International
                                                Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Denis R. Molleur, Assistant Secretary           Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Katherine P. Feld, Assistant Secretary          Vice President and Senior Counsel of the Manager (since July 1999);
(since October 2001)                            an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).

----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------

Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since October 2001)                            1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).

----------------------------------------------- ----------------------------------------------------------------------

B-14
Remuneration  of Trustees.  The officers of the Fund are  affiliated  with the Manager and receive no salary or fee from the Fund. The remaining  Trustees  received the compensation  shown below. The compensation from the Fund was paid during its fiscal year ended  December  31, 2001.  The table below also shows the total  compensation from all of the Board III Oppenheimer  funds listed above,  including the compensation from the Fund, and from two other funds that are not  Oppenheimer  funds but for which the  Sub-Advisor  acts as  investment  advisor.
     That amount represents  compensation  received as a director,  trustee,  or member of a committee of the Board during the calendar year 2001.

------------------------------- -------------------------- -------------------------- ------------------------------

Trustee's Name                  Aggregate Compensation     Retirement Benefits        Total Compensation
                                                                                      From all Board III Funds
                                                           Accrued as Part of Fund    (10 Funds)2
                                From the Fund 1            Expenses7

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

Paul Y. Clinton4                         $5,611                        0                         $86,439

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

Thomas W. Courtney4                      $5,611                        0                         $86,439

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

Robert G. Galli3                         $5,611                        0                        $191,134

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

Lacy B. Herrmann4                        $5,611                        0                         $86,439

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

John Cannon                              $2,161                        0                         $37,414

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

George Loft5                             $2,188                        0                         $86,439

------------------------------- -------------------------- -------------------------- ------------------------------
------------------------------- -------------------------- -------------------------- ------------------------------

Brian Wruble6                            $3,423                        0                          None

------------------------------- -------------------------- -------------------------- ------------------------------

(1)      Aggregate Compensation includes fees, deferred  compensation, if any, and retirement plan benefits accrued for a Trustee/Director, if any. For the fiscal year-ended December 31, 2001.
(2)      For the 2001 calendar year.
1.       Total compensation for the(3)       2001 calendar year includes $105,760 compensation received for serving as a Trustee or Director of 33 other Oppenheimer funds.
Total Compensation for the 2001 calendar year includes $60,200 compensation paid by two funds (OCC Cash Reserve and OCC Accumulation Trust) for which the Sub-Advisor acts as the investment advisor.
(4)      Retired on 3/31/01.
(5)      Elected to the board on 4/01/01.
(6)      Trustee retirement accruals were a negative $16,036 for the year. It has been determined that the SAI will not include a negative expense so a zero amount will be reflected. The "Aggregate Compensation from
     Fund" information does not include retirement accrual since they were negative.

         |X|  Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired  Trustees.  Payments  are up to 80% of the  average  compensation  paid  during a  Trustee's  five years of service in which the highest  compensation  was received.  A Trustee must serve as Trustee for any of the Board III
Oppenheimer  funds  listed  above for at least 15 years to be eligible  for the  maximum  payment.  Each  Trustee's retirement  benefits  will  depend on the  amount of the  Trustee's  future  compensation  and  length of  service.
Therefore the amount of those  benefits  cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

         |X| Deferred  Compensation  Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation
Plan for  disinterested  trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled  to  receive  from the Fund.  Under the plan,  the  compensation  deferred  by a Trustee is periodically  adjusted as though an equivalent  amount had been invested in shares of one or more Oppenheimer funds selected  by the  Trustee.  The  amount  paid to the  Trustee  under the plan  will be  determined  based  upon the performance of the selected funds.

         Deferral of Trustees'  fees under the plan will not materially  affect the Fund's  assets,  liabilities or net income per share.  The plan will not  obligate  the Fund to retain the  services  of any  Trustee or to pay any particular  level of  compensation  to any  Trustee.  Pursuant to an Order  issued by the  Securities  and Exchange
Commission,  the Fund may invest in the funds selected by the Trustee under the plan without  shareholder  approval for the limited purpose of determining the value of the Trustee's deferred fee account.

         |X| Major  Shareholders.  As of April 1,  2002,  the only  people who owned of record or were known by the
Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Merrill,  Lynch,  Pierce,  Fenner & Smith Inc.  for the sole benefit of its  customers,  4800 Deer Lake Drive East,
Third Floor, Jacksonville,  Florida 32246-6484,  which owned 857,371.189 Class A shares (approximately 5.72% of the
Class A shares then outstanding).

Merrill,  Lynch,  Pierce,  Fenner & Smith Inc.  for the sole benefit of its  customers,  4800 Deer Lake Drive East,
Third Floor,  Jacksonville,  Florida 32246-6484 which owned 4,394,651.353 Class B shares  (approximately  20.90% of the Class B shares then outstanding).

Merrill,  Lynch,  Pierce,  Fenner & Smith Inc.  for the sole benefit of its  customers,  4800 Deer Lake Drive East,
Third Floor,  Jacksonville,  Florida 32246-6484,  which owned 1,337,144.577 Class C shares (approximately 22.74% of the Class C shares then outstanding).

Merrill,  Lynch,  Pierce,  Fenner & Smith Inc. for the benefit of its customers,  4800 Deer Lake Drive East,  Third
Floor,  Jacksonville,  Florida 32246-6484,  which owned 1,841,685.401 Class M shares  (approximately  16.85% of the
Class M shares then outstanding).

Donaldson Lufkin Jenrette  Securities  Corporation Inc., P. O. BOX 2052, Jersey City, New Jersey 07303-9998,  which owned 3,122.804 Class N shares (approximately 29.78% of the Class N shares then outstanding).

RPSS TR Rollover  IRA FBO Orenadel  Tucker,  1960 South  Hermosa  Drive,  Tucson  Arizona  85713-2557,  which owned
1,942.319 Class N shares (approximately 18.52% of the Class N shares then outstanding).

RPSS TR Rollover IRA FBO Maurice Estep, 77 Alta Vista Drive,  Walton,  Kentucky  41094-1001,  which owned 1,588.601
Class N shares (approximately 15.15% of the Class N shares then outstanding).

Michael Shane, TR Michael Shane PA PSP, 19 West Flagler Street, Suite 607, Miami,  Florida 33130-4408,  which owned
1,175.431 Class N shares (approximately 11.21% of the Class N shares then outstanding).

RPSS TR Rollover IRA FBO Carol C Newsom,  137 Kellett Park Drive,  Greenville,  South  Carolina  29607-3765,  which owned 892.995 Class N shares (approximately 8.51% of the Class N shares then outstanding).

The Manager.  The Manager is  wholly-owned  by  Oppenheimer  Acquisition  Corp.,  a holding  company  controlled by
Massachusetts Mutual Life Insurance Company.

         The portfolio manager of the Fund is principally  responsible for the day-to-day  management of the Fund's investment  portfolio.  Other  members of the  Manager's  fixed-income  portfolio  department,  provide  the Fund's portfolio manager with research and support in managing the Fund's portfolio.

Code of Ethics.  The Fund,  the Manager  and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees,  including portfolio  managers,  that would compete with or take  advantage of the Fund's  portfolio  transactions.  Covered  persons  include  persons  with  knowledge of the investments  and  investment  intentions  of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit personnel subject to the Code to
invest in  securities,  including  securities  that may be  purchased  or held by the Fund,  subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the  Fund's  registration  statement  filed  with the  Securities  and
Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can
obtain  information  about the hours of operation of the Public  Reference Room by calling the SEC at 202.942.8090.
The Code of Ethics can also be viewed as part of the Fund's  registration  statement on the SEC's EDGAR database at the SEC's Internet  website at WWW.SEC.GOV.  Copies may be obtained,  after paying a duplicating fee, by electronic
                               -----------
request  at the  following  e-mail  address:  PUBLICINFO@SEC.GOV.,  or by  writing  to the SEC's  Public  Reference
                                              -------------------
Section, Washington, D.C. 20549-0102.

         |X| The Investment  Advisory  Agreement.  The Manager provides investment advisory and management services to the Fund  under an  investment  advisory  agreement  between  the  Manager  and the Fund.  The  Manager  selects securities for the Fund's portfolio and handles its day-to day business.  That agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office  space,  facilities  and  equipment.  It also requires the
Manager to provide and supervise the activities of all  administrative  and clerical  personnel required to provide effective  corporate  administration for the Fund. Those  responsibilities  include the compilation and maintenance of records  with  respect to the Fund's  operations,  the  preparation  and filing of  specified  reports,  and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         The  Fund  pays  expenses  not  expressly  assumed  by the  Manager  under  the  advisory  agreement.  The investment  advisory  agreement  lists  examples  of  expenses  paid by the Fund.  The major  categories  relate to interest,  taxes, fees to disinterested Trustees, legal and audit expenses,  custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions,  and non-recurring  expenses, including  litigation  costs.  The  management  fees paid by the Fund to the  Manager are  calculated  at the rates described  in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented  by that class.  The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

         The  investment  advisory  agreement  contains  an  indemnity  of the  Manager.  In the absence of willful misfeasance,  bad faith,  gross  negligence  in the  performance  of its  duties,  or  reckless  disregard  for its obligations and duties under the investment  advisory  agreement,  the Manager is not liable for any loss sustained by reason of good faith  errors or  omissions  in  connection  with any  matters to which the  investment  advisory agreement  relates.  The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use the name  "Oppenheimer" in connection with other  investment  companies for which it may act as investment  advisor or general  distributor.  If the Manager  shall no longer act as  investment  advisor to the
Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

|X|           Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

         The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

         These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

o        Accounting and Record-Keeping  Services.  The Manager provides  accounting and record-keeping  services to the Fund pursuant to an  Accounting  and  Administration  Agreement  approved by the Board of Trustees.  Under that agreement,  the Manager  maintains  the general  ledger  accounts and records  relating to the Fund's  business and calculates  the daily net asset  values of the Fund's  shares.  The fee is $12,000 for the first $30 million of the
Fund's net assets and $9,000 for each additional $30 million of net assets.

-------------------------------- ------------------------------------------ ----------------------------------------
    Fiscal Year Ended 12/31               Management Fee Paid to            Accounting and Administrative Services
                                          OppenheimerFunds, Inc.            Fee Paid to OppenheimerFunds, Inc.
-------------------------------- ------------------------------------------ ----------------------------------------
-------------------------------- ------------------------------------------ ----------------------------------------
             1999                               $4,436,407                                 $272,339
-------------------------------- ------------------------------------------ ----------------------------------------
-------------------------------- ------------------------------------------ ----------------------------------------
             2000                               $4,428,354                                 $289,525
-------------------------------- ------------------------------------------ ----------------------------------------
-------------------------------- ------------------------------------------ ----------------------------------------

             2001                               $3,642,672                                 $235,637

-------------------------------- ------------------------------------------ ----------------------------------------

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment Advisory  Agreement.  One of the duties of the Manager under the investment advisory  agreement  is to arrange  the  portfolio  transactions  for the Fund.  The  advisory  agreement  contains provisions  relating to the employment of broker-dealers to effect the Fund's portfolio  transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including "affiliated" brokers, as that term is defined in the  Investment  Company  Act. The Manager may employ  broker-dealers  that the Manager  thinks,  in its best  judgment  based on all relevant  factors,  will  implement  the policy of the Fund to obtain,  at  reasonable expense,  the "best  execution" of the Fund's  portfolio  transactions.  "Best execution" means prompt and reliable execution at the most  favorable  price  obtainable.  The Manager  need not seek  competitive  commission  bidding.
However,  it is expected to be aware of the current rates of eligible  brokers and to minimize the concessions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the investment  advisory  agreement,  the Manager may select brokers  (other than  affiliates)  that provide  brokerage  and/or  research  services for the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The concessions paid to such brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  concession is fair and reasonable in relation to the services  provided.  Subject to those  considerations,  as a factor in selecting brokers for the
Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other  investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices  Followed  by the  Manager.  The  Manager  allocates  brokerage  for the Fund  subject  to the provisions of the investment  advisory  agreement and the  procedures and rules  described  above.  Generally,  the
Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's portfolio managers.
In certain  instances,  portfolio  managers may directly place trades and allocate  brokerage.  In either case, the
Manager's executive officers supervise the allocation of brokerage.

         Transactions  in  securities  other than those for which an exchange is the primary  market are  generally done with  principals or market  makers.  In  transactions  on foreign  exchanges,  the Fund may be required to pay fixed brokerage  commissions and therefore would not have the benefit of negotiated  commissions  available in U.S.
markets.  Brokerage  commissions  are  paid  primarily  for  transactions  in  listed  securities  or  for  certain fixed-income  agency  transactions in the secondary  market.  Otherwise  brokerage  commissions are paid only if it appears likely that a better price or
execution  can be  obtained by doing so. In an option  transaction,  the Fund  ordinarily  uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds  advised by the Manager have  investment  policies  similar to those of the Fund.  Those other funds may  purchase or sell the same  securities  as the Fund at the same time as the Fund,  which could affect the supply and price of the  securities.  If two or more funds  advised by the Manager  purchase  the same  security on the same day from the same  dealer,  the  transactions  under those  combined  orders are  averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         Most purchases of debt  obligations are principal  transactions  at net prices.  Instead of using a broker for those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the  Manager  determines  that a better  price or  execution  can be  obtained  by using the  services  of a broker.  Purchases  of portfolio  securities  from  underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from dealers  include a spread  between the bid and asked prices.  The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The  investment  advisory  agreement  permits the Manager to allocate  brokerage for  investment  research services.  The  research  services  provided  by a  particular  broker  may be  useful  only  to one or more of the advisory  accounts of the Manager and its  affiliates.  The  investment  research  received for the  commissions of those other  accounts may be useful both to the Fund and one or more of the Manager's  other  accounts.  Investment research  may be  supplied to the Manager by a third party at the  instance of a broker  through  which  trades are placed.

         Investment  research services include  information and analysis on particular  companies and industries as well  as  market  or  economic  trends  and  portfolio  strategy,  market  quotations  for  portfolio  evaluations, information  systems,  computer hardware and similar products and services.  If a research service also assists the
Manager  in a  non-research  capacity  (such as  bookkeeping  or other  administrative  functions),  then  only the percentage or component that provides  assistance to the Manager in the investment  decision-making  process may be paid in concession dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary  fixed-income  agency trades to obtain  research if the broker  represents  to the Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was executed by the broker on an agency basis at the stated  commission,  and (iii)
the trade is not a riskless  principal  transaction.  The Board of Trustees  permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research  services  provided by brokers broaden the scope and supplements the research  activities of the
Manager.  That research  provides  additional  views and  comparisons for  consideration,  and helps the Manager to obtain  market  information  for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides  information  to the Board about the  concessions  paid to brokers furnishing such services,  together with the Manager's  representation  that the amount of such concessions was reasonably related to the value or benefit of such services.

--------------------------------------- -----------------------------------------------------------------------------
       Fiscal Year Ended 12/31:                        Total Brokerage Commissions Paid by the Fund1
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 1999                                                    $388,6852
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2000                                                    $349,7693
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------

                 2001                                                    $284,8424

--------------------------------------- -----------------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2.       In the fiscal year ended 12/31/99,  the amount of transactions  directed to brokers for research  services was $35,552,468 and the amount of the concessions paid to broker-dealers for those services was $33,594.
3.       In the fiscal year ended 12/31/00,  the amount of transactions  directed to brokers for research  services was $7,387,741 and the amount of the concessions paid to broker-dealers for those services was $14,632.
4.       During the fiscal  year ended  12/31/01,  the amount of  transactions  directed  to brokers  for  research services was  $3,311,816  and the amount of the  commissions  paid to  broker-dealers  for those  services was
     $4,810.

Distribution and Service Plans

The  Distributor.  Under its General  Distributor's  Agreement  with the Fund, the  Distributor  acts as the Fund's principal  underwriter in the continuous  public  offering of the Fund's  different  classes of shares of the Fund.
The Distributor bears the expenses normally  attributable to sales,  including advertising and the cost of printing and mailing  prospectuses,  other than those furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares.

The sales  charges and  concessions  paid to, or  retained  by, the  Distributor  from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years,  and the  contingent  deferred  sales charge retained by the  Distributor  on the  redemption  of shares for the most recent  fiscal year below.  Class N shares were not publicly  offered  during the Fund's fiscal  year's  depicted and therefore are not included in any of the charts located in this section of the Statement of Additional Information.

-------------- ------------------ ----------------------------------------------------------------------------------

Fiscal Year    Aggregate          Class A Front-End

                                                       Aggregate            Class M Front-End
               Front-End Sales    Sales Charges        Front-End Sales      Sales Charges
               Charges on Class   Retained by          Charges on Class M   Retained by
Ended 12/31:   A Shares           Distributor1         Shares               Distributor1

-------------- ------------------ ----------------------------------------------------------------------------------
-------------- ------------------ ----------------------------------------------------------------------------------

    1999           $353,830            $104,804
                                                       $85,944                   $10,458

-------------- ------------------ ----------------------------------------------------------------------------------
              -------------------- ---------------- ---------------- ----------------- --------------------

                     2000             $580,724         $160,280      $86,526                 $12,604

              -------------------- ---------------- ---------------- ----------------- --------------------
              -------------------- ---------------- ---------------- ----------------- --------------------

                     2001             $342,426          $89,216      $48,900                 $6,024

              -------------------- ---------------- ---------------- ----------------- --------------------
1.       Includes amounts retained by a broker-dealer that is an affiliate of the parent of the Distributor.

--------------------- ------------------- ------------------- -------------------- ----------------- ------------------

                      Concessions on      Concessions on                                             Concessions on
                                                              Concessions on       Concessions on
Fiscal Year Ended     Class A Shares      Class B Shares      Class C Shares       Class M Shares    Class N Shares
12/31:                Advanced by         Advanced by         Advanced by          Advanced by       Advanced by
                      Distributor1        Distributor1        Distributor1         Distributor1      Distributor1

--------------------- ------------------- ------------------- -------------------- ----------------- ------------------
--------------------- ------------------- ------------------- -------------------- ----------------- ------------------

        1999               $36,458             $960,277             $86,566            $86,566            $86,566

--------------------- ------------------- ------------------- -------------------- ----------------- ------------------
--------------------- ------------------- ------------------- -------------------- ----------------- ------------------

        2000               $76,275            $1,524,129           $206,428            $206,428          $206,428

--------------------- ------------------- ------------------- -------------------- ----------------- ------------------
--------------------- ------------------- ------------------- -------------------- ----------------- ------------------

        2001               $43,302             $625,374             $82,640              $-6               $1232

--------------------- ------------------- ------------------- -------------------- ----------------- ------------------

1.       Includes amounts retained by a broker-dealer that is an affiliate of the parent of the Distributor.
2.       The inception of Class N shares was March 1, 2001.

------------------------------------------------------------------------------------------ ---------------------------

Fiscal   Year  Class M            Class B Contingent   Class C Contingent Deferred Sales Charges Retained by Distributor
               Contingent
               Deferred Sales     Deferred Sales
               ChargesRetainedd   Charges Retained
Ended 12/31:   by Distributor     by Distributor

------------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------------ ---------------------------

    2001               $11,865                 $742,690                  $13,957                      $89

------------------------------------------------------------------------------------------ ---------------------------

Distribution  and  Service  Plans.  The Fund has  adopted a Service  Plan for Class A shares and  Distribution  and
Service  Plans for Class B, Class C, Class M and Class N shares  under Rule 12b-1 of the  Investment  Company  Act.
Under those plans the Fund pays the  Distributor  for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Each plan has been  approved by a vote of the Board of Trustees,  including a majority of the  Independent
Trustees6, cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans,  the Manager and the  Distributor  may make  payments  to  affiliates  and, in their sole discretion,  from time to time may use their own  resources  (at no direct  cost to the Fund) to make  payments  to brokers,  dealers or other financial  institutions for distribution and administrative  services they perform.  The
Manager  may use its profits  from the  advisory  fee it  receives  from the Fund.  In their sole  discretion,  the
Distributor  and the Manager may increase or decrease the amount of payments  they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the  Fund's  Board  of  Trustees  and its  Independent  Trustees  specifically  vote  annually  to  approve  its continuance.  Approval  must be by a vote  cast in  person  at a  meeting  called  for the  purpose  of  voting  on continuing  the plan. A plan may be  terminated at any time by the vote of a majority of the  Independent  Trustees or by the vote of the  holders of a  "majority"  (as  defined in the  Investment  Company  Act) of the  outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees  must approve all material  amendments  to a plan. An amendment to increase  materially  the amount of payments to be made under a plan must be approved by  shareholders of the class  affected by the  amendment.  Because  Class B shares of the Fund  automatically  convert into Class A shares after six years,  the Fund must obtain the approval of both Class A and Class B shareholders  for a proposed material  amendment to the Class A plan that would  materially  increase  payments  under the plan.  That  approval must be by a "majority" (as defined in the Investment  Company Act) of the shares of each class,  voting separately by class.

         While the plans are in effect,  the Treasurer of the Fund shall provide  separate  written  reports on the plans to the Board of  Trustees at least  quarterly  for its review.  The  Reports  shall  detail the amount of all payments  made under a plan and the  purpose for which the  payments  were made.  Those  reports are subject to the review and approval of the Independent Trustees.

         Each plan  states  that while it is in effect,  the  selection  and  nomination  of those  Trustees of the
Fund's parent Trust who are not  "interested  persons" of the Trust (or the Fund) is committed to the discretion of the  Independent  Trustees.  This does not  prevent  the  involvement  of others in the  selection  and  nomination process as long as the final  decision as to selection or nomination  is approved by a majority of the  Independent
Trustees.

         Under the  plans  for a class,  no  payment  will be made to any  recipient  in any  quarter  in which the aggregate  net asset  value of all Fund  shares of that class held by the  recipient  for itself and its  customers does not  exceed a minimum  amount,  if any,  that may be set from time to time by a  majority  of the  Independent
Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan,  the  Distributor  currently uses the fees it  receives  from the Fund to pay  brokers,  dealers and other  financial  institutions  (they are  referred to as
"recipients")  for personal  services and account  maintenance  services they provide for their  customers who hold
Class A shares.  The services include,  among others,  answering  customer  inquiries about the Fund,  assisting in establishing  and  maintaining  accounts in the Fund,  making the Fund's  investment  plans available and providing other services at the request of the Fund or the Distributor.  The Class A service plan permits  reimbursements  to the  Distributor  at a rate of up to 0.25% of average  annual net assets of Class A shares.  While the plan permits the Board to authorize  payments to the Distributor to reimburse  itself for services under the plan, the Board has not yet done so. The  Distributor  makes  payments  to plan  recipients  quarterly  at an annual rate not to exceed
0.25% of the average  annual net assets  consisting  of Class A shares held in the  accounts of the  recipients  or their customers.

         For the fiscal year ended  December  31, 2001  payments  under the Class A Plan totaled  $475,667,  all of which was paid by the Distributor to recipients.  That included  $40,296 paid to an affiliate of the  Distributor's parent  company.  Any  unreimbursed  expenses the  Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The  Distributor  may not use payments  received  under the Class A
Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B, Class C, Class M and Class N Service and  Distribution  Plan Fees.  Under each plan,  service fees and  distribution  fees are computed on the average of the net asset value of shares in the respective  class, determined  as of the close of each  regular  business  day  during  the  period.  The Class B, Class C and Class N plans  provide  for the  Distributor  to be  compensated  at a flat  rate for its  services,  whether  its costs in distributing  Class B, Class C and Class N shares and servicing  accounts are more or less than the amounts paid by the Fund under the plan for the period for which the fee is paid.  The Class M plan  allows the  Distributor  to be reimbursed  for its  services  and  costs in  distributing  Class M shares  and  servicing  accounts.  The types of services that  recipients  provide are similar to the services  provided under the Class A service plan,  described above.

         The Class B,  Class C and Class N plans  permit  the  Distributor  to retain  both the  asset-based  sales charges and the  service  fees or to pay  recipients  the service  fee on a  quarterly  basis,  without  payment in advance.  However,  the  Distributor  currently  intends to pay the  service fee to  recipients  in advance for the first year after the shares are  purchased.  After the first year shares are  outstanding,  the  Distributor  makes service fee  payments  quarterly  on those  shares.  The advance  payment is based on the net asset value of shares sold.  Shares  purchased  by exchange do not qualify for the advance  service fee  payment.  If shares are redeemed during the first year after their  purchase,  the  recipient  of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The  Distributor  retains the asset-based  sales charge on Class B and Class M shares.  It may pay dealers who sell Class M shares a portion of the  asset-based  sales  charge it receives on Class M shares,  as  additional compensation.  The  Distributor  retains the  asset-based  sales charge on Class C shares during the first year the shares are  outstanding.  It pays the asset-based  sales charge as an ongoing  concession to the recipient on Class
C  shares  outstanding  for a year or  more.  If a  dealer  has a  special  agreement  with  the  Distributor,  the
Distributor  will pay the Class B and/or  Class C  service  fee and the  asset-based  sales  charge  to the  dealer quarterly  in lieu of paying  the sales  concessions  and  service  fee in  advance  at the time of  purchase.  The
Distributor retains the asset based sales charge on Class N shares.

         The  asset-based  sales  charges  on Class B,  Class C and Class N shares  allow  investors  to buy shares without a front-end  sales charge (and the Class M  asset-based  sales charge  allows  investors to buy shares at a reduced  front-end sales charge) while allowing the Distributor to compensate  dealers that sell those shares.  The
Fund pays the  asset-based  sales charges to the Distributor  for its services  rendered in  distributing  Class B,
Class  C,  Class M and  Class N  shares.  The  payments  are  made  to the  Distributor  in  recognition  that  the
Distributor:
o        pays sales  concessions  to  authorized  brokers and dealers at the time of sale and pays  service fees as described above,
o        may finance  payment of sales  concessions  and/or the  advance of the  service fee payment to  recipients under the plans,  or may provide such  financing  from its own  resources or from the resources of an affiliate,
o        employs personnel to support distribution of shares, and
o        bears the costs of sales literature,  advertising and prospectuses  (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C, or Class N shares are sold without the designation of a broker-dealer, the
Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The  Distributor's  actual  expenses  in selling  Class B, Class C, Class M and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund  under the plans.  If any plan is  terminated  by the Fund,  the Board of  Trustees  may allow the Fund to continue  payments of the asset-based  sales charge to the Distributor for distributing  shares before the plan was terminated.  The  Class M plan  allows  for the  carry-forward  of  distribution  expenses,  to be  recovered  from asset-based sales charges in subsequent fiscal periods.

---------------------------------------------------------------------------------------------------------------------

                       Distribution Fees Paid to the Distributor for the Year Ended 12/31/01

---------------------------------------------------------------------------------------------------------------------
--------------------- ------------------- --------------------- --------------------------- -------------------------

Class:                Total Payments      Amount Retained by    Distributor's Aggregate     Distributor's
                                                                                            Unreimbursed Expenses
                                                                Unreimbursed Expenses       as % of Net Assets of
                      Under Plan1         Distributor           Under Plan                  Class

--------------------- ------------------- --------------------- --------------------------- -------------------------
--------------------- ------------------- --------------------- --------------------------- -------------------------

Class B Plan              $3,310,457           $2,549,143               $5,402,314                   1.88%

--------------------- ------------------- --------------------- --------------------------- -------------------------
--------------------- ------------------- --------------------- --------------------------- -------------------------

Class C Plan               $858,137             $157,535                $1,633,614                   2.13%

--------------------- ------------------- --------------------- --------------------------- -------------------------
--------------------- ------------------- --------------------- --------------------------- -------------------------

Class M Plan              $1,185,611            $414,596                   None                       N/A

--------------------- ------------------- --------------------- --------------------------- -------------------------
--------------------- ------------------- --------------------- --------------------------- -------------------------

Class N Plan                 $40                  $40                      $241                      0.66%

--------------------- ------------------- --------------------- --------------------------- -------------------------

1.       Includes  amounts paid to an affiliate of the  Distributor's  parent company:  $17,467 (Class B), $18, 174
      (Class C), $13,529 (Class M) and $0 (Class N).

         All payments under the plans are subject to the  limitations  imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The  Fund  uses  a  variety  of  terms  to  illustrate  its  investment
performance.   Those  terms  include  "standardized  yield,"  "dividend  yield,"  "average  annual  total  return,"
"cumulative  total  return,"  "average  annual  total  return at net asset  value" and  "total  return at net asset value." An  explanation  of how yields and total returns are  calculated is set forth below.  The charts below show the Fund's  performance as of its most recent fiscal year end for its classes of shares that are currently  offered
to  investors.   You  can  obtain  current  performance  information  by  calling  the  Fund's  Transfer  Agent  at
1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The  Fund's  illustrations  of its  performance  data in  advertisements  must  comply  with  rules of the
Securities and Exchange  Commission.  Those rules  describe the types of performance  data that may be used and how it is to be  calculated.  In  general,  any  advertisement  by the Fund of its  performance  data must  include the average  annual total returns for the advertised  class of shares of the Fund.  Those returns must be shown for the
1-, 5- and 10-year  periods  (or the life of the class,  if less)  ending as of the most  recently  ended  calendar quarter prior to the  publication  of the  advertisement  (or its  submission  for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance  of other funds for the same periods.  However,  a number of factors  should be considered  before using the Fund's performance information as a basis for comparison with other investments:

o        Yields and total  returns  measure the  performance  of a  hypothetical  account in the Fund over  various periods and do not show the performance of each shareholder's  account.  Your account's  performance will vary from the model  performance  data if your  dividends  are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o        The  Fund's  performance  returns  do not  reflect  the  effect of taxes on  dividends  or  capital  gains distributions.
o        An investment in the Fund is not insured by the FDIC or any other government agency.
o        The  principal  value of the Fund's  shares,  and its  yields and total  returns  are not  guaranteed  and normally will fluctuate on a daily basis.
o        When an investor's shares are redeemed, they may be worth more or less than their original cost.
o        Yields and total returns for any given past period represent  historical  performance  information and are not, and should not be considered, a prediction of future yields or returns.

         The  performance  of each class of shares is shown  separately,  because the  performance of each class of shares will  usually be  different.  That is because of the  different  kinds of  expenses  each class  bears.  The yields and total  returns of each class of shares of the Fund are  affected  by market  conditions,  the quality of the Fund's  investments,  the  maturity of those  investments,  the types of  investments  the Fund holds,  and its operating expenses that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different  yields to illustrate  its current  returns.  Each class of shares calculates its yield separately because of the different expenses that affect each class.

o        Standardized  Yield.  The  "standardized  yield"  (sometimes  referred  to just as "yield") is shown for a class  of  shares  for a  stated  30-day  period.  It is not  based  on  actual  distributions  paid by the Fund to shareholders  in the 30-day  period,  but is a  hypothetical  yield based upon the net  investment  income from the
Fund's  portfolio  investments  for that period.  It may therefore  differ from the  "dividend  yield" for the same class of shares, described below.

         Standardized  yield  is  calculated  using  the  following  formula  set  forth in  rules  adopted  by the
Securities  and  Exchange  Commission,  designed to assure  uniformity  in the way that all funds  calculate  their yields:

-------------------------------------------------------------------------------------------------------------------
                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------
         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average  daily  number of shares of that class  outstanding  during the 30-day  period that were entitled to receive dividends.
         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for undistributed net investment income.

         The  standardized  yield for a particular  30-day period may differ from the yield for other periods.  The
SEC formula  assumes that the  standardized  yield for a 30-day  period  occurs at a constant  rate for a six-month period and is annualized at the end of the six-month period.
Additionally,  because each class of shares is subject to different  expenses,  it is likely that the  standardized yields of the Fund's classes of shares will differ for any 30-day period.

o        Dividend  Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend  period.  To calculate  dividend yield, the dividends of a class declared  during a stated period are added  together,  and the sum is multiplied by 12 (to annualize  the yield)  and  divided by the  maximum  offering  price on the last day of the  dividend  period.  The formula is shown below:

                  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

         The maximum  offering  price for Class A and Class M shares  includes the current  maximum  initial  sales charge.  The  maximum  offering  price for Class B,  Class C and Class N shares is the net asset  value per  share, without  considering the effect of contingent  deferred sales charges.  The Class A and Class M dividend yields may also be quoted without deducting the maximum initial sales charge.

   -----------------------------------------------------------------------------------------------------------------

                               The Fund's Yields for the 30-Day Periods Ended 12/31/01

   -----------------------------------------------------------------------------------------------------------------
   ---------------- ----------------------------------------------- ------------------------------------------------
   Class of Shares                Standardized Yield                                Dividend Yield
   ---------------- ----------------------------------------------- ------------------------------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

                           Without                  After                  Without                   After
                            Sales                   Sales                   Sales                    Sales
                            Charge                  Charge                  Charge                  Charge
                            (NAV)                   (MOP)                   (NAV)                    (MOP)

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

   Class A                  10.67%                  10.04%                  8.30%                    7.82%

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

   Class B                  9.87%                    N/A                    7.53%                     N/A

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

   Class C                  9.89%                    N/A                    7.55%                     N/A

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

   Class M                  10.14%                  9.80%                   7.82%                    7.57%

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

   Class N                  10.38%                   N/A                    8.05%                     N/A

   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

         |X| Total  Return  Information.  There are  different  types of "total  returns"  to  measure  the  Fund's performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period, assuming  that all  dividends  and capital gains  distributions  are  reinvested in additional  shares and that the investment  is redeemed  at the end of the period.  Because of  differences  in expenses  for each class of shares, the total  returns for each class are  separately  measured.  The  cumulative  total return  measures the change in value over the entire period (for  example,  ten years).  An average  annual total return shows the average rate of return for each year in a period that would produce the cumulative  total return over the entire  period.  However,
average  annual  total  returns  do  not  show  actual  year-by-year   performance.   The  Fund  uses  standardized
calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

                  In calculating  total returns for Class A shares,  the current maximum sales charge of 5.75%, and for Class M, the  current  maximum  initial  sales  charge  of 3.25% (as a  percentage  of the  offering  price) is deducted  from the initial  investment  ("P")  (unless  the return is shown  without  sales  charge,  as  described below).  For Class B shares, payment of the applicable contingent deferred sales charge is  applied,  depending  on the period for which the return is shown:  5.0% in the first  year,  4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none  thereafter.  For Class C shares,  the 1.0% contingent  deferred sales charge is deducted for returns for the 1-year period.  For Class N shares,  the 1.0% contingent  deferred sales charge is deducted for returns for the life-of-class periods, as applicable.

o        Average  Annual  Total  Return.  The  "average  annual  total  return" of each class is an average  annual compounded  rate of return  for each year in a  specified  number of years.  It is the rate of return  based on the change in value of a  hypothetical  initial  investment  of $1,000 ("P" in the formula  below) held for a number of years ("n" in the  formula)  to achieve an Ending  Redeemable  Value  ("ERV" in the  formula)  of that  investment, according to the following formula:

-------------------------------------------------------------------------------------------------------------------
                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------
o        Cumulative  Total Return.  The  "cumulative  total return"  calculation  measures the change in value of a hypothetical  investment of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return,  but it does not average the rate of return on an annual basis.  Cumulative  total return is determined as follows:

-------------------------------------------------------------------------------------------------------------------
                                                 [OBJECT OMITTED]
-------------------------------------------------------------------------------------------------------------------
o        Total  Returns at Net Asset Value.  From time to time the Fund may also quote a  cumulative  or an average annual total return "at net asset value"  (without  deducting sales charges) for Class A, Class B, Class C, Class M or Class N shares.  Each is based on the  difference  in net asset value per share at the  beginning and the end of the period for a  hypothetical  investment  in that class of shares  (without  considering  front-end or contingent
deferred  sales  charges)  and  takes  into   consideration   the  reinvestment  of  dividends  and  capital  gains
distributions.

----------------------------------------------------------------------------------------------------------------------

                               The Fund's Total Returns for the Periods Ended 12/31/01

----------------------------------------------------------------------------------------------------------------------
-------------- --------------------------- ---------------------------------------------------------------------------
Class of        Cumulative Total Returns                          Average Annual Total Returns
Shares            (10 years or life of
                         class)
-------------- --------------------------- ---------------------------------------------------------------------------
-------------- --------------------------- ----------------------- ------------------------- -------------------------
                                                   1-Year                  5-Years                   10-Years
                                                                      (or life of class)        (or life of class)
-------------- --------------------------- ----------------------- ------------------------- -------------------------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

               After Sales     Without        After       Without    After         Without       After     Without
                                              Sales        Sales     Sales          Sales        Sales     Sales
                  Charge     Sales Charge    Charge       Charge       Charge      Charge       Charge       Charge
                  (MOP)*        (NAV)         (MOP)        (NAV)       (MOP)        (NAV)        (MOP)       (NAV)

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

Class A1          78.63%        84.72%       -8.86%       -3.30%       5.76%        7.02%       8.13%1       9.091%

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

Class B2          70.76%        70.76%       -8.58%       -3.97%       5.93%        6.22%        8.36%       8.36%

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

Class C3          45.65%        45.65%       -4.90%       -3.98%       6.22%3      6.22%3        6.69%       6.69%

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

Class M4       187.63%         197.30%       -6.85%       -3.72%       5.80%        6.50%       11.14%       11.51%

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------

Class N5       -3.95%           -3.02%         N/A          N/A         N/A          N/A          N/A         N/A

-------------- ------------- ------------- ------------ ------------ ----------- ------------ ------------ -----------
1.       Life-of-class performance is shown from inception of Class A: 5/1/95.
2.       Life-of-class performance is shown from inception of Class B: 5/1/95.
3.       Life-of-class performance is shown from inception of Class C: 3/11/96.
4.       Inception of Class M: 6/3/86.

Inception of Class N: 3/1/01.
*  The maximum offering price

Other  Performance   Comparisons.   The  Fund  compares  its  performance   annually  to  that  of  an  appropriate
broadly-based  market index in its Annual Report to  shareholders.  You can obtain that  information  by contacting the Transfer  Agent at the  addresses  or  telephone  numbers  shown on the cover of this  Statement of  Additional
Information.  The Fund may also  compare its  performance  to that of other  investments,  including  other  mutual funds,  or use  rankings  of its  performance  by  independent  ranking  entities.  Examples  of these  performance comparisons are set forth below.

         |X|  Lipper  Rankings.  From time to time the Fund may  publish  the  ranking  of the  performance  of its classes of shares by Lipper,  Inc.  ("Lipper").  Lipper is a  widely-recognized  independent mutual fund monitoring service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund, and ranks their performance  for various periods based on investment  styles.  The Lipper  performance  rankings are based on total returns that include the  reinvestment  of capital gain  distributions  and income  dividends but do not take sales charges or taxes into consideration.  Lipper also publishes  "peer-group"  indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |X|  Morningstar  Ratings and  Rankings.  From time to time the Fund may  publish the ranking  and/or star rating of the  performance of its classes of shares by  Morningstar,  Inc., an independent  mutual fund  monitoring service.  Morningstar  rates  and  ranks  mutual  funds in broad  investment  categories;  domestic  equity  funds, international  stock  funds,  taxable  bond funds and  municipal  bond funds.  The Fund is included in the domestic equity fund category.

         Morningstar  proprietary star rankings reflect  historical  risk-adjusted  total  investment  return.  For each fund with at least a three-year history,  Morningstar  calculates a Morningstar  RatingTM metric each month by subtracting  the return on a 90-day U.S.  Treasury Bill from the fund's  load-adjusted  return for the same period, and then  adjusting  this excess  return for risk.  The top 10% of funds in each broad asset class receive 5 stars, the next 22.5%  receive 4 stars,  the next 35% receive 3 stars,  the next 22.5%  receive 2 stars and the bottom 10%
receive 1 star. The Overall  Morningstar  Rating for a fund is derived from a weighted  average of the  performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund may also compare its total  return  ranking to that of other funds in its  Morningstar  category, in addition to its star  ratings.  Those total  return  rankings  are  percentages  from one percent to one hundred percent and are not  risk-adjusted.  For example,  if a fund is in the 94th percentile,  that means that 94% of the funds in the same category performed better than it did.

         |X| Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements and sales literature  performance  information about the Fund cited in newspapers and other  periodicals  such as The New York Times,  The Wall Street Journal,  Barron's,  or similar  publications.
That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in  publications  to the  performance of various market indices or other  investments,  and  averages,  performance  rankings or other  benchmarks  prepared by  recognized mutual fund statistical services.

                  Investors may also wish to compare the Fund's returns to the return on  fixed-income  investments available from banks and thrift  institutions.  Those include  certificates  of deposit,  ordinary  interest-paying checking and savings  accounts,  and other forms of fixed or variable time deposits,  and various other instruments such as Treasury  bills.  However,  the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     From  time to time,  the Fund may  include  in its  advertisements  and  sales  literature  the  total  return performance of a hypothetical  investment  account that includes  shares of the fund and other  Oppenheimer  funds.
The combined  account may be part of an  illustration of an asset  allocation  model or similar  presentation.  The account  performance  may combine total return  performance  of the fund and the total return  performance of other
Oppenheimer funds included in the account.  Additionally,  from time to time, the Fund's  advertisements  and sales literature may include,  for  illustrative or comparative  purposes,  statistical data or other  information  about general or specific market and economic conditions that may include, for example:
o        information  about the  performance  of certain  securities  or  commodities  markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies  included in segments of particular  industries,  sectors,  securities  markets, countries or regions,
o        the availability of different types of securities or offerings of securities,

o        information relating to the gross national or gross domestic product of the United States or other countries or regions,

o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

-------------------------------------------------------------------------------------------------------------------
A B O U T   Y O U R  A C C O U N T
-------------------------------------------------------------------------------------------------------------------

How to Buy Shares

         Additional  information  is presented  below about the methods that can be used to buy shares of the Fund.
Appendix C contains more  information  about the special  sales charge  arrangements  offered by the Fund,  and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased  through  AccountLink,  each purchase must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed to initiate the  Automated  Clearing  House
("ACH")  transfer to buy the shares.  Dividends  will begin to accrue on shares  purchased with the proceeds of ACH transfers on the business day the Fund receives  Federal  Funds for the purchase  through the ACH system before the close of The New York Stock Exchange.  The Exchange  normally closes at 4:00 P.M., but may close earlier on certain days.  If  Federal  Funds are  received  on a business  day after the close of the  Exchange,  the  shares  will be purchased  and dividends  will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are  initiated.  If the proceeds of the ACH transfers are not  received  on a timely  basis,  the  Distributor  reserves  the right to cancel  the  purchase  order.  The
Distributor  and the Fund are not  responsible  for any delays in purchasing  shares  resulting  from delays in ACH transmissions.

Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A and Class M shares under Right of  Accumulation  and Letters of Intent  because of the  economies of sales  efforts and reduction in expenses  realized by the  Distributor,  dealers and brokers making such sales. No sales charge is imposed in certain  other  circumstances  described  in  Appendix C to this  Statement  of  Additional  Information because the Distributor or dealer or broker incurs little or no selling expenses.

         |X|.  Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A or Class M shares, you and your spouse can add together:
o        Class A, Class M, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current purchases of Class A, Class M, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A or Class M shares, and
o        Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
                  Class A or Class M shares, provided that you still hold your investment in one of the
                  Oppenheimer funds.

              A  fiduciary  can  count  all  shares  purchased  for a  trust,  estate  or other  fiduciary  account
(including one or more employee  benefit plans of the same employer) that has multiple  accounts.  The  Distributor will add the value, at current offering price, of the shares you previously purchased and  currently own to the value of current  purchases to determine the sales charge rate that applies.  The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         |X| The Oppenheimer  Funds.  The Oppenheimer  funds are those mutual funds for which the Distributor  acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                         Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                    Oppenheimer Rochester National Municipals
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                                       Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Growth Fund                                       Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund                                   Oppenheimer U.S. Government Trust
Oppenheimer Intermediate Municipal Fund                       Oppenheimer Value Fund
Oppenheimer International Bond Fund                           Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund                         Rochester Fund Municipals
Oppenheimer International Small Company Fund                  OSM1- Gartmore Millennium Growth Fund
Oppenheimer Limited-Term Government Fund                      OSM1 - Jennison Growth Fund
Oppenheimer Main Street Growth & Income Fund                  OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Opportunity Fund                      OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                                       OSM1 - Salomon Brothers Capital Fund
Oppenheimer Multiple Strategies Fund
and the following money market funds:

         Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
         Centennial Government Trust                                   Oppenheimer Cash Reserves
         Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" stand for Oppenheimer Select Managers

         There is an  initial  sales  charge on the  purchase  of Class A shares  of each of the other  Oppenheimer funds except the money  market  funds.  Under  certain  circumstances  described  in this  Statement of  Additional
Information,  redemption  proceeds of certain  money  market fund  shares may be subject to a  contingent  deferred sales charge.

         |X|  Letters of  Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class M shares of the Fund and Class A and Class B shares of other  Oppenheimer  funds during a 13-month  period,  you can reduce the sales charge rate that applies to your  purchases of Class A or Class M shares.  The total amount of your  intended purchases of Class A, Class M and Class B shares will  determine  the reduced  sales charge rate for the Class A or
Class M shares  purchased during that period.  You can include  purchases made up to 90 days before the date of the
Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor of the intention to purchase
Class A or  Class M shares  or Class B shares  of the  Fund  (and  Class A or Class B shares  of other  Oppenheimer funds)  during a 13-month  period (the "Letter of Intent  period").  At the  investor's  request,  this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the  investor's  intention to make the  aggregate  amount of  purchases  of shares  which,  when added to the  investor's  holdings of shares of those funds,  will equal or exceed the amount  specified in the Letter.  Purchases made by  reinvestment  of dividends or distributions  of capital  gains and  purchases  made at net asset value  without  sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A, Class M and Class B shares  purchased  under the Letter to  obtain  the  reduced  sales  charge  rate on  purchases  of Class A or Class M shares  of the Fund  (and  other
Oppenheimer  funds) that applies  under the Right of  Accumulation  to current  purchases  of Class A shares.  Each purchase of Class A or Class M shares  under the Letter will be made at the  offering  price  (including  the sales charge)  that applies to a single  lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

         In submitting a Letter,  the investor makes no commitment to purchase shares.  However,  if the investor's purchases  of shares  within  the  Letter of Intent  period,  when  added to the value (at  offering  price) of the investor's  holdings  of  shares on the last day of that  period,  do not equal or  exceed  the  intended  purchase amount,  the investor  agrees to pay the  additional  amount of sales charge  applicable  to such  purchases.  That amount is  described  in "Terms of  Escrow,"  below  (those  terms may be amended by the  Distributor  from time to time).  The  investor  agrees  that shares  equal in value to 5% of the  intended  purchase  amount will be held in escrow by the Transfer  Agent subject to the Terms of Escrow.  Also,  the investor  agrees to be bound by the terms of the Prospectus,  this Statement of Additional  Information and the application  used for a Letter of Intent.  If those  terms are  amended,  as they may be from time to time by the Fund,  the  investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total  eligible  purchases  made  during  the  Letter of Intent  period do not equal or exceed  the intended  purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge retained by the  Distributor  will be adjusted to the rates  applicable to actual total  purchases.
If total eligible  purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales charge rate  reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the
Distributor the excess

of the  amount of  concessions  allowed  or paid to the dealer  over the  amount of  concessions  that apply to the actual  amount  of  purchases.  The  excess  concessions  returned  to the  Distributor  will be  used to  purchase additional  shares  for the  investor's  account  at the net  asset  value  per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares  of the Fund and other
Oppenheimer  funds by  OppenheimerFunds  prototype 401(k) plans under a Letter of Intent.  If the intended purchase amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan  by the  end of the  Letter  of  Intent  period,  there  will  be no  adjustment  of  concessions  paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.
         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination  of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record  and/or the  investor  to advise the  Distributor  about the Letter in placing any  purchase  orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

o        Terms of Escrow That Apply to Letters of Intent.

         1.       Out of the initial  purchase (or  subsequent  purchases if necessary)  made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the intended  purchase  amount is $50,000,  the escrow shall be shares  valued in the amount of $2,500  (computed  at the offering  price  adjusted  for a $50,000  purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2.       If  the  total  minimum   investment   specified  under  the  Letter  is  completed   within  the
thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3.       If, at the end of the  thirteen-month  Letter of Intent  period the total  purchases  pursuant to the Letter are less than the  intended  purchase  amount  specified in the Letter,  the investor  must remit to the
Distributor  an amount equal to the  difference  between the dollar amount of sales  charges  actually paid and the amount of sales  charges  which would have been paid if the total amount  purchased had been made at a single time.
That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the Letter.  If the difference  in sales  charges is not paid within  twenty days after a request from the  Distributor  or the dealer, the  Distributor  will,  within sixty days of the  expiration of the Letter,  redeem the number of escrowed  shares necessary  to  realize  such  difference  in sales  charges.  Full  and  fractional  shares  remaining  after  such redemption  will be released from escrow.  If a request is received to redeem  escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4.       By signing the Letter,  the investor  irrevocably  constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.       The  shares  eligible  for  purchase  under the Letter  (or the  holding  of which may be  counted  toward completion of a Letter) include:
(a)

         Class A shares  sold with a  front-end  sales  charge or subject to a Class A  contingent  deferred  sales charge,
(b)      Class M shares sold with a front-end sales charge,
(c)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(d)      Class A or Class B  shares  acquired  by  exchange  of  either  (1)  Class A  shares  of one of the  other
              Oppenheimer  funds  that were  acquired  subject to a Class A initial or  contingent  deferred  sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired  subject to a contingent deferred sales charge.

         6.       Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the  Prospectus  entitled "How to Exchange  Shares"
and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank  account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset
Builder  Plan  payments  from bank  accounts  are  subject to the  redemption  restrictions  for  recent  purchases described  in the  Prospectus.  Asset  Builder  Plans  are  available  only if your  bank is an ACH  member.  Asset
Builder  Plans  may  not be  used  to buy  shares  for  OppenheimerFunds  employer-sponsored  qualified  retirement accounts.  Asset Builder Plans also enable  shareholders of Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make  payments  from your bank  account to purchase  shares of the Fund,  your bank account will be debited  automatically.  Normally  the debit  will be made two  business  days  prior to the  investment  dates you selected on your  application.  Neither the  Distributor,  the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

         Before you establish Asset Builder  payments,  you should obtain a prospectus of the selected fund(s) from your  financial  advisor (or the  Distributor)  and  request an  application  from the  Distributor.  Complete  the application  and return it. You may change  the amount of your Asset  Builder  payment or you can  terminate  these automatic investments at any time by writing to the
Transfer  Agent.  The Transfer Agent  requires a reasonable  period  (approximately  10 days) after receipt of your instructions  to implement  them.  The Fund reserves the right to amend,  suspend,  or  discontinue  offering Asset
Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of  retirement  plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates,  as described in Appendix C to this  Statement of Additional  Information.
Certain special sales charge  arrangements  described in that Appendix apply to retirement  plans whose records are maintained  on a daily  valuation  basis by Merrill  Lynch Pierce  Fenner & Smith,  Inc. or an  independent  record keeper that has a contract or special  arrangement  with Merrill Lynch.  If on the date the plan sponsor signed the
Merrill  Lynch record  keeping  service  agreement  the plan has less than $3 million in assets  (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only

Class B shares of the Oppenheimer  funds.  Any retirement  plans in that category that currently  invest in Class B shares  of the Fund  will  have  their  Class B shares  converted  to Class A shares  of the Fund  when the  Plan's applicable investments reach $5 million.

Cancellation  of Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)  causes a loss to be  incurred  when the net asset  value of the
Fund's shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is responsible  for that loss. If the investor fails to compensate the Fund for the loss, the  Distributor  will do
so. The Fund may  reimburse  the  Distributor  for that amount by redeeming  shares from any account  registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents an interest in the same  portfolio of  investments of the Fund. However,  each class has different  shareholder  privileges and features.  The net income attributable to Class B,  Class C,  Class M or Class N shares  and the  dividends  payable  on those  shares  will be reduced by incremental  expenses borne solely by that class.  Those expenses  include the  asset-based  sales charges to which
Class B, Class C, Class M and Class N are subject.

         The  availability  of different  classes of shares  permits an investor to choose the method of purchasing shares that is more  appropriate  for the investor.  That may depend on the amount of the  purchase,  the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial  sales charge.  While Class B, Class C and Class N shares have no initial  sales charge,  the purpose of the  deferred  sales charge and  asset-based  sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate  the  Distributor  and brokers,  dealers and  financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling Fund shares may receive  different  levels of  compensation  for selling one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for Class C or Class M shares on behalf of a single  non-retirement  investor (not including dealer
"street name" or omnibus  accounts).  That is because  generally it will be more  advantageous for that investor to purchase Class A shares of the Fund.

         |  Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.
Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B  Conversion.  Under  current  interpretations  of  applicable  federal  income  tax law by the
Internal  Revenue  Service,  the conversion of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws  should  change,  the automatic  conversion  feature may be  suspended.  In that event,  no further  conversions  of Class B shares would occur while that  suspension  remained  in effect.  Although  Class B shares  could then be  exchanged  for Class A shares on the basis of relative net asset value of the two  classes,  without the  imposition  of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X|  Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the
     recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the
     Oppenheimer funds is $500,000 or more,

o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
     Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
     plan to any IRA invested in the Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
         |X|  Allocation of Expenses.  The Fund pays expenses  related to its daily  operations,  such as custodian bank fees,  Trustees'  fees,  transfer agency fees,  legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses  reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The  methodology  for calculating  the net asset value,  dividends and  distributions  of the Fund's share classes  recognizes two types of expenses.  General expenses that do not pertain  specifically to any one class are allocated  pro rata to the shares of all classes.  The  allocation  is based on the  percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional  Information and other materials for current shareholders,  fees to  unaffiliated  Trustees,  custodian bank expenses,  share issuance costs,  organization  and start-up costs, interest, taxes and brokerage concessions, and non-recurring expenses, such as litigation costs.
         Other  expenses  that are  directly  attributable  to a  particular  class are  allocated  equally to each outstanding  share  within that class.  Examples of such  expenses  include  distribution  and service plan (12b-1)
fees,  transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset  Values Per Share.  The net asset  values per share of each class of shares of the Fund are  determined  as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.
The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the number of shares of that class that are  outstanding.  The  Exchange  normally  closes at 4:00 P.M.,  New York time,  but may close  earlier  on some  other  days (for  example,  in case of weather  emergencies  or on days  falling  before a holiday).  The Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King, Jr. Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day.  It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the
Exchange is closed  (including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset  values will not be  calculated  on those days,  the Fund's net asset values per shared may be significantly  affected on such days when  shareholders  may not purchase or redeem shares.  Additionally,  trading on European and Asian stock exchanges and  over-the-counter  markets  normally is completed before the close of The
New York Stock Exchange.

         Changes in the values of  securities  traded on foreign  exchanges  or markets as a result of events  that occur after the prices of those  securities are  determined,  but before the close of The New York Stock  Exchange, will not be reflected  in the Fund's  calculation  of its net asset  values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the  security.  The  Manager,  or an internal valuation  committee  established  by the Manager,  as  applicable,  may  establish a valuation,  under  procedures established  by the Board,  and subject to the approval,  ratification  and  confirmation  by the Board at its next ensuing meeting.

         |X| Securities  Valuation.  The Fund's Board of Trustees has  established  procedures for the valuation of the Fund's securities.  In general those procedures are as follows:

o

         Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:
(1)      if last sale  information  is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price  preceding the  valuation  date if it is within the spread of the closing "bid" and "asked"
                  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
o        Equity securities  traded on a foreign  securities  exchange  generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained by the  Manager  from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean  between  the "bid" and  "asked"  prices  obtained  from the  principal  exchange on which the security  is  traded  or, on the  basis of  reasonable  inquiry,  from two  market  makers in the security.
o        Long-term debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"  prices  determined by a portfolio  pricing  service  approved by the Fund's Board of
Trustees or  obtained  by the Manager  from two active  market  makers in the  security on the basis of  reasonable inquiry.
o        The  following  securities  are valued at the mean between the "bid" and "asked"  prices  determined  by a pricing  service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt  instruments  that had a maturity of 397 days or less when  issued and have a  remaining  maturity of more than 60 days, and
(3)      non-money  market  debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o        The  following  securities  are valued at cost,  adjusted for  amortization  of premiums and  accretion of discounts:
(1)      money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o        Securities (including  restricted  securities) not having  readily-available  market quotations are valued at fair value  determined  under the  Board's  procedures.  If the  Manager  is unable to locate two market  makers willing to give quotes,  a security may be priced at the mean  between the "bid" and "asked"  prices  provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S.  government  securities,  mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not  generally  available,  the  Manager  may use  pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.  Other special  factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That monitoring may include  comparing prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing  service  that the Manager has  determined  to be reliable are used to value  foreign  currency,  including  forward  contracts,  and to  convert  to U.S.  dollars  securities  that  are denominated in foreign currency.

         Puts and calls are valued at the last sale  price on the  principal  exchange  on which they are traded or on  NASDAQ,  as  applicable,  as  determined  by a pricing  service  approved  by the Board of  Trustees  or by the
Manager.  If there were no sales that day,  they  shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing "bid" and "asked"  prices on the  principal  exchange or on NASDAQ on the  valuation  date.  If not, the value shall be the closing bid price on the  principal  exchange or on NASDAQ on the valuation  date.  If the put or call is not traded on an exchange or on NASDAQ,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active  market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         If the Fund  writes an  option,  an  amount  equal to the  premium  received  is  included  in the  Fund's
Statement of Assets and Liabilities as an asset.  An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current  market value of the option.  In  determining  the
Fund's gain on investments,  if a call written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call written by the Fund  expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters  into a closing  purchase  transaction,  it will  have a gain or loss,  depending  on  whether  the  premium received  was more or less than the cost of the closing  transaction.  If the Fund  exercises  a put it holds,  the amount the Fund receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

         The  information  below  supplements  the terms  and  conditions  for  redeeming  shares  set forth in the
Prospectus.

Reinvestment  Privilege.  Within  six  months  of a  redemption,  a  shareholder  may  reinvest  all or part of the redemption proceeds of:
o        Class A or Class M shares  purchased  subject  to an  initial  sales  charge  or Class A shares on which a contingent deferred sales charge was paid, or
o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other
Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange  Shares" below.
Reinvestment  will be at the net asset value next  computed  after the Transfer  Agent  receives  the  reinvestment order.  The  shareholder  must  ask the  Transfer  Agent  for that  privilege  at the  time of  reinvestment.  This privilege  does not  apply to Class C or Class N  shares.  The Fund  may  amend,  suspend  or cease  offering  this reinvestment  privilege  at any  time as to  shares  redeemed  after  the  date of such  amendment,  suspension  or cessation.

         Any capital gain that was realized when the shares were  redeemed is taxable,  and  reinvestment  will not alter any  capital  gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing and  amount of the  reinvestment.  Under the
Internal  Revenue Code, if the  redemption  proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the  Oppenheimer  funds  within 90 days of  payment  of the sales  charge,  the shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales  charge paid. That would reduce the loss or increase the gain recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus  states that payment for shares  tendered for  redemption is ordinarily  made in cash.  However,  under  certain  circumstances  the Board of  Trustees of the Fund may  determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly  or  partly  in  cash.  In that  case,  the Fund may pay the  redemption  proceeds  in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act. Under that rule, the
Fund is  obligated  to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the
Fund during any 90-day period for any one  shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur  brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay redemptions in kind using the same
method the Fund uses to value its portfolio  securities  described above under  "Determination  of Net Asset Values
Per Share."  That valuation will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees has the right to cause the  involuntary  redemption  of the shares  held in any  account if the  aggregate  net asset  value of those  shares is less than $200 or such  lesser amount as the Board may fix.  The Board will not cause the  involuntary  redemption  of shares in an account if the aggregate  net asset  value of such  shares  has  fallen  below  the  stated  minimum  solely as a result of market fluctuations.  If the Board  exercises this right, it may also fix the  requirements  for any notice to be given to the  shareholders  in  question  (not less than 30 days).  The Board may  alternatively  set  requirements  for the shareholder  to  increase  the  investment,  or set other  terms and  conditions  so that the  shares  would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent  deferred sales charge of any class at the time of  transfer to the name of another  person or entity.  It does not matter  whether the  transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are  transferred,  the  transferred shares will remain  subject to the  contingent  deferred  sales charge.  It will be calculated as if the transferee shareholder  had  acquired  the  transferred  shares in the same  manner  and at the same time as the  transferring shareholder.

         If less than all shares  held in an account  are  transferred,  and some but not all shares in the account would be subject to a  contingent  deferred  sales  charge if  redeemed  at the time of  transfer,  the  priorities described  in the  Prospectus  under  "How to Buy  Shares"  for the  imposition  of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending  Redemption  Proceeds by Wire. The wire of redemption  proceeds may be delayed if the Fund's custodian bank is not open for  business on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's next  regular  business day  following  the  redemption.  In those  circumstances,  the wire will not be transmitted  until the next bank  business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans.  Requests for distributions from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)
custodial   plans,   401(k)   plans  or  pension  or   profit-sharing   plans  should  be  addressed  to  "Trustee,
OppenheimerFunds  Retirement  Plans," c/o the Transfer  Agent at its address  listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional Information.  The request must:

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed  persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption of their accounts.  The plan administrator or fiduciary must sign the request.

         Distributions  from  pension  and profit  sharing  plans are  subject to  special  requirements  under the
Internal  Revenue Code and certain  documents  (available  from the Transfer Agent) must be completed and submitted to the Transfer Agent before the  distribution  may be made.  Distributions  from  retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS Form W-4P  (available from the Transfer Agent)
must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the  distribution  may be delayed.
Unless the shareholder  has provided the Transfer Agent with a certified tax  identification  number,  the Internal
Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder  elects not to have tax withheld.  The Fund, the Manager,  the Distributor,  and the Transfer Agent assume no  responsibility  to determine whether a distribution  satisfies the  conditions of applicable  tax laws and will not be  responsible  for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for  Repurchase of Shares from Dealers and Brokers.  The  Distributor is the Fund's agent to repurchase  its  shares  from  authorized  dealers or brokers  on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next  computed  after the  Distributor  receives an order placed by the dealer or broker.  However,  if the  Distributor  receives  a  repurchase  order  from a dealer  or broker  after  the close of The New York  Stock
Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange  closes.  Normally,  the Exchange closes at 4:00  P.M.,  but may do so  earlier on some days.  Additionally,  the order  must have been  transmitted  to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the shares have been redeemed upon the Distributor's  receipt of the required  redemption documents  in  proper  form.  The  signature(s)  of the  registered  owners  on the  redemption  documents  must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and  Exchange  Plans.  Investors  owning  shares  of the Fund  valued  at $5,000 or more can authorize  the  Transfer  Agent to redeem  shares  (having a value of at least  $50)  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis  under an  Automatic  Withdrawal  Plan.  Shares  will be  redeemed  three business days prior to the date  requested by the  shareholder  for receipt of the payment.  Automatic  withdrawals of up to $1,500  per month may be  requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required  minimum  distributions  from  OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check,  but  shareholders  having  AccountLink  privileges  (see "How To Buy
Shares") may arrange to have Automatic  Withdrawal Plan payments  transferred to the bank account designated on the account  application  or by  signature-guaranteed  instructions  sent to the  Transfer  Agent.  Shares are normally redeemed  pursuant to an Automatic  Withdrawal  Plan three  business days before the payment  transmittal  date you select in the Account  Application.  If a contingent  deferred sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

         The Fund cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge assessed on Class A and Class M share purchases,  shareholders  should not make regular additional Class A or Class
M share purchases while  participating  in an Automatic  Withdrawal Plan. Class B, Class C and Class N shareholders should not establish  automatic  withdrawal plans,  because of the potential  imposition of the contingent deferred sales charge on such  withdrawals  (except where the Class B, Class C or Class N contingent  deferred  sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By  requesting  an  Automatic  Withdrawal  or  Exchange  Plan,  the  shareholder  agrees  to the terms and conditions  that apply to such plans,  as stated below.  These  provisions  may be amended from time to time by the
Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

         |X|  Automatic   Exchange   Plans.   Shareholders   can  authorize  the  Transfer   Agent  to  exchange  a
pre-determined  amount  of  shares  of the  Fund  for  shares  (of the  same  class)  of  other  Oppenheimer  funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount  that  may be  exchanged  to each  other  fund  account  is $25.  Instructions  should  be  provided  on the
OppenheimerFunds  application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the Prospectus and below in this Statement of Additional Information.

         |X|  Automatic   Withdrawal  Plans.  Fund  shares  will  be  redeemed  as  necessary  to  meet  withdrawal payments.  Shares  acquired  without a sales  charge  will be  redeemed  first.  Shares  acquired  with  reinvested dividends and capital gains  distributions will be redeemed next,  followed by shares acquired with a sales charge, to the  extent  necessary  to make  withdrawal  payments.  Depending  upon the  amount  withdrawn,  the  investor's principal  may be depleted.  Payments  made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's   Automatic  Withdrawal  Plan  as  agent  for  the
shareholder(s)  (the  "Planholder") who executed the Plan  authorization and application  submitted to the Transfer
Agent.  Neither the Fund nor the Transfer  Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer  the Plan.  Share  certificates  will not be issued for shares of the Fund  purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the  Planholder on the records of the Fund.  Any share  certificates  held by a Planholder may be surrendered  unendorsed  to the Transfer  Agent with the Plan  application  so that the shares  represented  by the certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund,  which will be done at net asset  value  without a sales  charge.  Dividends  on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset value per share  determined  on the redemption  date.  Checks or AccountLink  payments  representing  the proceeds of Plan withdrawals will normally be transmitted  three  business  days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

         The amount and the interval of  disbursement  payments and the address to which checks are to be mailed or
AccountLink  payments  are to be sent may be changed  at any time by the  Planholder  by  writing  to the  Transfer
Agent.  The  Planholder  should allow at least two weeks' time after  mailing such  notification  for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the Transfer  Agent by written  notice to redeem  all, or any part of, the shares  held under the Plan.  That  notice  must be in proper  form in  accordance with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer Agent will redeem the number of shares  requested  at the net asset value per share in effect and will mail a check for the  proceeds to the Planholder.

         The  Planholder  may  terminate  a Plan at any time by writing to the  Transfer  Agent.  The Fund may also give  directions  to the Transfer  Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its  receipt  of  evidence  satisfactory  to it that the  Planholder  has died or is  legally  incapacitated.  Upon termination  of a Plan by the  Transfer  Agent or the  Fund,  shares  that have not been  redeemed  will be held in uncertificated  form  in the  name  of the  Planholder.  The  account  will  continue  as a  dividend-reinvestment, uncertificated  account unless and until proper instructions are received from the Planholder,  his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as  collateral  for a debt,  the  Planholder  may request  issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a  certificate  may be issued  without  causing the  withdrawal  checks to stop.  However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at
1.800.525.7048.
o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market
     Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust,
     Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund,
     L.P., which only offer Class A shares.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored
     401(k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset
     Fund may not be exchanged for shares of any other fund.
o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other
     Oppenheimer funds.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
     Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves
     acquired by exchange of Class M shares.
o    Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other
     Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money
     Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation
     Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of
     Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class
     A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of
     Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
     Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index
     Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund  offered  by the  Distributor.  Shares of any money  market  fund  purchased  without  a sales  charge  may be exchanged for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal  charge or contingent  deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of
Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other
Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the
Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or  terminate  the  exchange  privilege  at any time.  Although  the Fund may impose these changes at any time,  it will provide you with notice of those  changes  whenever it is required to do so by applicable  law. It may be required to provide  60-days  notice prior to materially  amending or  terminating the exchange privilege.  That 60-day notice is not required in extraordinary circumstances.

         |X| How Exchanges  Affect  Contingent  Deferred  Sales  Charges.  No contingent  deferred  sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred  sales  charge.  However, when Class A shares  acquired by  exchange  of Class A shares of other  Oppenheimer  funds  purchased  subject to a
Class A contingent  deferred  sales charge are  redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the exchanged Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed  shares.  The Class B contingent  deferred sales charge is imposed on Class B shares  acquired by exchange if they are  redeemed  within  six years of the  initial  purchase  of the  exchanged  Class B shares.  The Class C contingent  deferred sales charge is imposed on Class C shares  acquired by exchange if they are redeemed within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent deferred  sales charge will be imposed if the  retirement  plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all  Oppenheimer  funds are terminated as an investment  option of the plan and Class N shares are redeemed  within 18 months after the  retirement  plan's  first  purchase of Class N shares of any  Oppenheimer fund or with  respect to an  individual  retirement  plan or 403(b)  plan,  Class N shares are  redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         When Class B, Class C or Class N shares are redeemed to effect an exchange,  the  priorities  described in
"How To Buy Shares" in the  Prospectus  for the  imposition  of the Class B, the Class C or the Class N  contingent deferred  sales  charge  will be  followed  in  determining  the order in which the  shares are  exchanged.  Before exchanging  shares,  shareholders  should take into  account how the exchange  may affect any  contingent  deferred sales charge that might be imposed in the subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written exchange  requests  submitted  in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for  exchanges  of up to 50 accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

         |X|  Telephone  Exchange  Requests.  When  exchanging  shares by  telephone,  a  shareholder  must have an existing  account  in the Fund to which  the  exchange  is to be  made.  Otherwise,  the  investors  must  obtain a prospectus  of that fund before the  exchange  request may be  submitted.  If all  telephone  lines are busy (which might occur, for example,  during periods of substantial  market  fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the
Transfer Agent receives an exchange request in proper form (the "Redemption  Date").  Normally,  shares of the Fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business  days if it  determines  that it  would  be  disadvantaged  by an  immediate  transfer  of the  redemption proceeds.  The Fund reserves the right, in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might  require the  disposition  of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.  When you  exchange  some or all of your  shares from one fund to another,  any special  account  features such as an Asset Builder Plan or Automatic  Withdrawal  Plan,  will be switched to the new fund account  unless you tell the  Transfer  Agent not to do so.  However,  special  redemption  and  exchange  features  such as  Automatic
Exchange Plans and Automatic  Withdrawal Plans cannot be switched to an account in the Oppenheimer  Senior Floating
Rate Fund.

         In  connection  with any  exchange  request,  the number of shares  exchanged  may be less than the number requested if the exchange or the number  requested  would  include  shares  subject to a  restriction  cited in the
Prospectus or this Statement of Additional  Information,  or would include  shares  covered by a share  certificate that is not  tendered  with  the  request.  In  those  cases,  only  the  shares  available  for  exchange  without restriction will be exchanged.

         The different  Oppenheimer  funds available for exchange have different  investment  objectives,  policies and risks.  A  shareholder  should  assure that the fund  selected is  appropriate  for his or her  investment  and should be aware of the tax consequences of an exchange.  For federal income tax purposes,  an exchange  transaction is treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege,"
above,  discusses some of the tax  consequences  of reinvestment  of redemption  proceeds in such cases.  The Fund, the Distributor,  and the Transfer Agent are unable to provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  Dividends  will be  payable  on shares  held of record at the time of the  previous determination  of net asset value,  or as otherwise  described in "How to Buy Shares." Daily  dividends will not be declared or paid on newly  purchased  shares until such time as Federal  Funds (funds  credited to a member  bank's account at the Federal Reserve Bank) are available from the purchase  payment for such shares.  Normally,  purchase checks  received from investors are converted to Federal Funds on the next business day. Shares  purchased  through dealers or brokers  normally  are paid for by the third  business  day  following  the  placement  of the  purchase order.

         Shares  redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the  redemption  request is received  by the  Transfer  Agent in proper  form.  Dividends  will be declared on shares  repurchased  by a dealer or broker for three  business days  following the trade date (that is, up to and including the day prior to settlement of the repurchase).  If all shares in an account are redeemed,  all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund has no fixed  dividend  rate and there can be no assurance as to the payment of any  dividends or the  realization of any capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the
Fund or borne  separately by a class.  Dividends are  calculated in the same manner,  at the same time,  and on the same day for each  class of  shares.  However,  dividends  on Class  B,  Class C,  Class M and  Class N shares  are expected  to be lower than  dividends  on Class A shares.  That is because of the effect of the  asset-based  sales charge  on Class B,  Class C,  Class M and  Class N  shares.  Those  dividends  will  also  differ  in  amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of Oppenheimer  Money Market
Fund,  Inc.  Reinvestment  will be made as  promptly as  possible  after the return of such checks to the  Transfer
Agent,  to enable the  investor to earn a return on  otherwise  idle funds.  Unclaimed  accounts  may be subject to state  escheatment  laws,  and the  Fund and the  Transfer  Agent  will  not be  liable  to  shareholders  or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

              The tax discussion in the  Prospectus  and this  Statement of Additional  Information is based on tax law in  effect  on the  date of the  Prospectus  and this  Statement  of  Additional  Information.  Those  laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect.
State and local tax treatment of ordinary  income  dividends and capital gain dividends  from regulated  investment companies may differ from the treatment under the Internal  Revenue Code described below.  Potential  purchasers of shares of the Fund are urged to consult their tax advisers with specific  reference to their own tax  circumstances as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, other taxable ordinary income net of expenses, and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year.
If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the
Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the
Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         |X|  Excise Tax on Regulated  Investment  Companies.  Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through  October
31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts  not  distributed.  It is presently  anticipated  that  the  Fund  will  meet  those  requirements.  To meet  this  requirement,  in  certain circumstances  the Fund might be required to liquidate  portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However,  the Board of Trustees and the Manager might  determine in a particular  year that it would  be in the best  interests  of  shareholders  for the  Fund  not to make  such  distributions  at the required levels and to pay the excise tax on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X|  Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund's income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35%
corporate tax rate.  If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

         Distributions  by the Fund will be  treated in the  manner  described  above  regardless  of  whether  the distributions  are paid in cash or reinvested in additional  shares of the Fund (or of another fund).  Shareholders receiving a  distribution  in the form of  additional  shares will be treated as  receiving  a  distribution  in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Fund will be required  in certain  cases to withhold  and remit to the U.S.  Treasury  31% of ordinary income  dividends  and capital  gains  distributions  and the  proceeds of the  redemption  of shares,  paid to any shareholder (1) who has failed to provide a correct,  certified taxpayer  identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X|  Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares,
                                                                                             -
the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within
30 days before or after the redemption.

         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

         |X|  Foreign Shareholders.  Taxation of a shareholder who under United States law is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S.
withholding tax. The rate of the tax depends on a number of factors. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S.
federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign non-corporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that have a sales  agreement  with  OppenheimerFunds  Distributor,  Inc., a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent, is a division of the Manager.  It is responsible for maintaining the Fund's  shareholder  registry and shareholder  accounting  records,  and for paying dividends and distributions to shareholders.  It also handles shareholder  servicing and administrative  functions.
It serves as the Transfer  Agent for an annual per account  fee. It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The  Custodian  Bank.  The  Bank  of  New  York  is the  Custodian  bank  of the  Fund's  assets.  The  custodian's responsibilities  include  safeguarding and controlling the Fund's  portfolio  securities and handling the delivery of such  securities  to and from the Fund.  It will be the  practice  of the Fund to deal with the  Custodian  in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the Custodian in excess of $100,000 are not protected by Federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent  Accountants.  KPMG LLP are the independent  auditors of the Fund for the year ended December 31, 2001.
They audit the Fund's  financial  statements  and perform other related audit  services.  They also act as auditors for certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Convertible Securities Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Convertible Securities Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Convertible Securities Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of
America.

/s/ KPMG LLP
KPMG LLP

Denver, Colorado
January 23, 2002

STATEMENT OF INVESTMENTS December 31, 2001

                                                                              Principal            Market Value
                                                                                Amount              See Note 1
--------------------------------------------------------------------------------------------------------------

Convertible Corporate Bonds and Notes--54.7%
--------------------------------------------------------------------------------------------------------------
Basic Materials--0.6%
--------------------------------------------------------------------------------------------------------------
Metals--0.6%
Freeport-McMoRan Cooper & Gold, Inc., 8.25% Cv. Sr. Nts., 1/31/06/1/          $ 3,500,000          $ 4,186,875
--------------------------------------------------------------------------------------------------------------
Capital Goods--6.2%
--------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02                        5,000,000            3,650,000
--------------------------------------------------------------------------------------------------------------
Industrial Services--1.7%
Getty Images, Inc., 5% Cv. Sub. Nts., 3/15/07/1/                                4,000,000            3,310,000
--------------------------------------------------------------------------------------------------------------
PerkinElmer, Inc., Zero Coupon Cv. Unsec. Debs., 3.31%, 8/7/20/2/              10,000,000            5,562,500
--------------------------------------------------------------------------------------------------------------
SystemOne Technologies, Inc., 4.125% Cv. Sub. Nts., 2/18/03/3/                  5,308,173            2,654,086
                                                                                                   -----------
                                                                                                    11,526,586

--------------------------------------------------------------------------------------------------------------
Manufacturing--4.0%
Celestica, Inc., Zero Coupon Cv. Nts., 3.98%, 8/1/20/2/                        15,000,000            6,431,250
--------------------------------------------------------------------------------------------------------------
Danaher Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.40%, 1/22/21/2/                                                 12,000,000            7,635,000
--------------------------------------------------------------------------------------------------------------
Sanmina-SCI Corp., 4.25% Cv. Unsec. Nts., 5/1/04                                3,000,000            3,277,500
--------------------------------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid Yield
Option Nts., 2.72%, 5/8/20/2/                                                  20,000,000           10,700,000
                                                                                                   -----------
                                                                                                    28,043,750

--------------------------------------------------------------------------------------------------------------
Communication Services--2.1%
--------------------------------------------------------------------------------------------------------------
Telecommunications: Wireless--2.1%
American Tower Corp., 5% Cv. Nts., 2/15/10/1/                                   3,000,000            1,803,750
--------------------------------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 4.25% Cv. Sub. Nts., 3/15/05/1/                  4,000,000            1,060,000
--------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 4% Sr. Exchangeable Debs., 11/15/29
[exchangeable into Sprint Corp. (PCS Group) common stock]                      12,000,000            8,820,000
--------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 5.25% Cv. Sr. Nts., 1/15/10/1/                     5,000,000            3,031,250
                                                                                                   -----------
                                                                                                    14,715,000

--------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--7.6%
--------------------------------------------------------------------------------------------------------------
Autos & Housing--2.1%
EOP Operating LP, 7.25% Cv. Sr. Nts., 11/15/08/1/                               7,000,000            7,437,500
--------------------------------------------------------------------------------------------------------------
Magna International, Inc., 4.875% Cv. Unsec. Sub. Debs., 2/15/05                7,000,000            7,192,500
                                                                                                   -----------
                                                                                                    14,630,000

--------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.5%
Royal Carribean Cruises Ltd., Zero Coupon Cv. Sr. Unsec
Unsub. Liquid Yield Option Nts., 5.23%, 2/2/21/2/                              12,000,000            3,810,000
--------------------------------------------------------------------------------------------------------------
Media--3.0%
Interpublic Group of Cos., Inc., 1.87% Cv. Unsec. Nts., 6/1/06                  6,000,000            4,740,000
--------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 3.25% Cv. Sr. Nts., 3/15/31
(cv. into Viacom, Inc., Cl. B common stock)/1/                                 10,000,000            9,787,500
--------------------------------------------------------------------------------------------------------------
News America, Inc., Zero Coupon Cv. Liquid Yield Option Nts.,
3.51%, 2/28/21/1/,/2/                                                          13,000,000            6,370,000
                                                                                                   -----------
                                                                                                    20,897,500

                 12 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                Principal         Market Value
                                                                                   Amount           See Note 1
--------------------------------------------------------------------------------------------------------------

Media--2.0%
Amazon.com, Inc., 4.75% Cv. Sub. Debs., 2/1/09/1/                             $ 5,000,000          $ 2,493,750
--------------------------------------------------------------------------------------------------------------
Lowe's Cos., Inc., Zero Coupon Cv. Sr. Unsec. Liquid
Yield Option Nts., 2.44%, 2/16/21/1/,/2/                                        6,000,000            5,047,500
--------------------------------------------------------------------------------------------------------------
TJX Cos., Inc. (The), Zero Coupon Cv. Unsec. Unsub
Liquid Yield Option Nts., 0.66%, 2/13/21/1/2/                                   8,000,000            6,110,000
                                                                                                   -----------
                                                                                                    13,651,250

--------------------------------------------------------------------------------------------------------------
Consumer Staples--5.5%
--------------------------------------------------------------------------------------------------------------
Broadcasting--3.5%
Adelphia Communications Corp., 6% Cv. Unsec. Nts., 2/15/06                      4,000,000            3,495,000
--------------------------------------------------------------------------------------------------------------
Charter Communications, Inc., 4.75% Cv. Sr. Unsec. Nts., 6/1/06                 5,000,000            4,568,750
--------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 2.625% Cv. Sr. Nts., 4/1/03                10,000,000           10,237,500
--------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 4.875% Cv. Nts., 1/1/07/1/                       7,000,000            6,238,750
                                                                                                   -----------
                                                                                                    24,540,000

--------------------------------------------------------------------------------------------------------------
Entertainment--0.3%
CKE Restaurants, Inc., 4.25% Cv. Unsec. Sub. Nts., 3/15/04                      3,000,000            2,347,500
--------------------------------------------------------------------------------------------------------------
Food & Drug Retailers--1.2%
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts., 1.36%, 8/19/17/2/                 3,000,000            3,067,500
--------------------------------------------------------------------------------------------------------------
Elan Finance Corp. Ltd., Zero Coupon Cv. Unsec. Sub. Nts.,
1.27%, 12/14/18/2/                                                              7,000,000            4,943,750
                                                                                                   -----------
                                                                                                     8,011,250

--------------------------------------------------------------------------------------------------------------
Household Goods--0.5%
Corning, Inc., 3.50% Cv. Sr. Nts., 11/1/08                                      3,000,000            3,371,250
--------------------------------------------------------------------------------------------------------------
Energy--2.8%
--------------------------------------------------------------------------------------------------------------
Energy Services--0.8%
Pride International, Inc., Zero Coupon Cv. Sub. Debs., 6.59%, 4/24/18/2/       12,000,000            5,355,000
--------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.0%
Devon Energy Corp., 4.95% Cv. Sr. Unsec. Debs., 8/15/08
(cv. into Chevron Corp. common stock)                                           7,000,000            7,078,750
--------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.25% Cv. Unsec. Sub. Nts., 2/15/10                           6,000,000            6,712,500
                                                                                                   -----------
                                                                                                    13,791,250

--------------------------------------------------------------------------------------------------------------
Financial--0.6%
--------------------------------------------------------------------------------------------------------------
Diversified Financial--0.6%
XL Capital Ltd., Zero Coupon Cv. Sr. Unsec. Debs., 2.61%, 5/23/21/1/,/2/        6,000,000            3,915,000
--------------------------------------------------------------------------------------------------------------
Healthcare--9.7%
--------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--8.6%
Affymetrix, Inc., 4.75% Cv. Sub. Nts., 2/15/07                                  6,000,000            4,522,500
--------------------------------------------------------------------------------------------------------------
Alkermes, Inc., 3.75% Cv. Sub. Nts., 2/15/07                                    6,000,000            4,095,000
--------------------------------------------------------------------------------------------------------------
Allergan, Inc., Zero Coupon Cv. Nts., 2.45%, 11/1/20/2/                        10,000,000            6,212,500
--------------------------------------------------------------------------------------------------------------
Genzyme Corp., 3% Cv. Unsec. Sub. Debs., 5/15/21                                5,000,000            5,487,500
--------------------------------------------------------------------------------------------------------------
Invitrogen Corp., 5.50% Cv. Unsec. Sub. Nts., 3/1/07                            5,000,000            5,018,750
--------------------------------------------------------------------------------------------------------------
IVAX Corp., 4.50% Cv. Sr. Sub. Nts., 5/15/08/1/                                 4,000,000            3,355,000

                 13 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                      Principal          Market Value
                                                                                         Amount            See Note 1
---------------------------------------------------------------------------------------------------------------------

Healthcare/Drugs Continued

Johnson & Johnson, Zero Coupon Cv. Unsec. Sub. Debs., 2.81%, 7/28/20/1/2/            $ 8,000,000          $ 6,640,000
---------------------------------------------------------------------------------------------------------------------
Roche Holdings, Inc.:
Zero Coupon Cv. Liquid Yield Option Nts., 2.72%, 1/19/15
(cv. into Genentech, Inc. common stock)/1/2/                                          10,000,000            7,350,000
Zero Coupon Cv. Unsec. Unsub. Liquid Yield Option Nts.,
4.78%, 4/20/10/2/3/                                                                   10,000,000            5,912,500
---------------------------------------------------------------------------------------------------------------------
Sepracor, Inc., 5% Cv. Sub. Nts., 2/15/07                                              5,000,000            4,375,000
---------------------------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., 1.50% Cv. Nts., 10/15/05/1/                       7,000,000            7,087,500
                                                                                                          -----------
                                                                                                           60,056,250

---------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.1%
Medtronic, Inc., 1.25% Cv. Nts., 9/15/21/1/                                            7,000,000            7,376,250
---------------------------------------------------------------------------------------------------------------------
Technology--19.6%
---------------------------------------------------------------------------------------------------------------------
Computer Hardware--3.6%
Agilent Technologies, Inc., 3% Cv. Sr. Unsec. Nts., 12/1/21/1/                         5,000,000            5,593,750
---------------------------------------------------------------------------------------------------------------------
Hewlett-Packard Co., Zero Coupon Cv. Sr. Unsec. Unsub.
Liquid Yield Option Nts., 2.44%, 10/14/17/2/                                           8,000,000            3,750,000
---------------------------------------------------------------------------------------------------------------------
Juniper Networks, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/15/07                            6,000,000            4,365,000
---------------------------------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04/3/                                             5,000,000            4,425,000
---------------------------------------------------------------------------------------------------------------------
Redback Networks, Inc., 5% Cv. Unsec. Sub. Nts., 4/1/07                                4,000,000            2,050,000
---------------------------------------------------------------------------------------------------------------------
Symbol Technologies, Inc., 5.75% Cv. Sub. Nts., 1/1/03                                 5,000,000            4,850,000
                                                                                                          -----------
                                                                                                           25,033,750

---------------------------------------------------------------------------------------------------------------------
Computer Services--5.3%
CheckFree Corp., 6.50% Cv. Nts., 12/1/06                                               3,000,000            2,336,250
---------------------------------------------------------------------------------------------------------------------
E*TRADE Group, Inc., 6% Cv. Unsec. Sub. Nts., 2/1/07                                   3,000,000            2,456,250
---------------------------------------------------------------------------------------------------------------------
First Data Corp., 2% Cv. Sr. Unsec. Nts., 3/1/08                                       5,000,000            5,793,750
---------------------------------------------------------------------------------------------------------------------
LSI Logic Corp., 4% Cv. Sub. Nts., 11/1/06/1/                                          5,000,000            4,575,000
---------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp., 4.25% Cv. Sr. Nts., 9/1/08/1/                                   7,000,000            6,772,500
---------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, Zero Coupon Cv. Unsub. Debs.,
5.18%, 2/12/21/2/                                                                     20,000,000           15,025,000
                                                                                                          -----------
                                                                                                           36,958,750

---------------------------------------------------------------------------------------------------------------------
Computer Software--4.8%
Aspen Technology, Inc., 5.25% Cv. Sub. Debs., 6/15/05                                  4,000,000            3,185,000
---------------------------------------------------------------------------------------------------------------------
BEA Systems, Inc., 4% Cv. Nts., 12/15/06                                               4,000,000            3,400,000
---------------------------------------------------------------------------------------------------------------------
i2 Technologies, Inc., 5.25% Cv. Sub. Nts., 12/15/06                                   4,000,000            2,970,000
---------------------------------------------------------------------------------------------------------------------
Mercury Interactive Corp., 4.75% Cv. Nts., 7/1/07/1/                                   5,000,000            4,068,750
---------------------------------------------------------------------------------------------------------------------
Rational Software Corp., 5% Cv. Sub. Nts., 2/1/07/1/                                   5,000,000            4,543,750
---------------------------------------------------------------------------------------------------------------------
Safeguard Scientifics, Inc., 5% Cv. Unsec. Sub. Nts., 6/15/06                          4,000,000            2,295,000
---------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc., 5.50% Cv. Sub. Nts., 9/15/06                                     3,000,000            4,215,000
---------------------------------------------------------------------------------------------------------------------
Symantec Corp., 3% Cv. Sub. Nts., 11/1/06/1/                                           4,000,000            4,835,000
---------------------------------------------------------------------------------------------------------------------
Veritas Software Corp., 1.856% Cv. Sub. Nts., 8/13/06                                  3,000,000            3,990,000
                                                                                                          -----------
                                                                                                           33,502,500

                 14 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

                                                                                Principal         Market Value
                                                                                   Amount           See Note 1
--------------------------------------------------------------------------------------------------------------

Electronics--5.9%
ASM Lithography Holding NV, 4.25% Cv. Nts., 11/30/04/1/                      $  6,500,000         $  5,541,250
--------------------------------------------------------------------------------------------------------------
Conexant Systems, Inc., 4% Cv. Sub. Nts., 2/1/07                                5,000,000            3,256,250
--------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp., 4% Cv. Unsec. Nts., 2/1/05                         5,000,000            4,300,000
--------------------------------------------------------------------------------------------------------------
International Rectifier Corp., 4.25% Cv. Sub. Nts., 7/15/07/1/                  6,000,000            4,965,000
--------------------------------------------------------------------------------------------------------------
Lattice Semiconductor Corp., 4.75% Cv. Unsec. Sub. Nts., 11/1/06                3,000,000            3,585,000
--------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc., 3.75% Cv. Nts., 8/15/05                                 4,000,000            3,305,000
--------------------------------------------------------------------------------------------------------------
Semtech Corp., 4.50% Cv. Sub. Nts., 2/1/07                                      4,000,000            4,340,000
--------------------------------------------------------------------------------------------------------------
Teradyne, Inc., 3.75% Cv. Sr. Nts., 10/15/06/1/                                 2,000,000            2,712,500
--------------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4% Cv. Unsec. Sub. Nts., Series RG, 1/15/05              5,999,999            5,580,000
--------------------------------------------------------------------------------------------------------------
TriQuint Semiconductor, Inc., 4% Cv. Sub. Nts., 3/1/07                          5,000,000            3,675,000
                                                                                                  ------------
                                                                                                    41,260,000
                                                                                                  ------------
Total Convertible Corporate Bonds and Notes (Cost $404,148,106)                                    380,629,711

                                                                                   Shares
--------------------------------------------------------------------------------------------------------------

Preferred Stocks--29.3%
--------------------------------------------------------------------------------------------------------------
Basic Materials--0.7%
--------------------------------------------------------------------------------------------------------------
Paper--0.7%
International Paper Capital Trust, 5.25% Cum. Cv., Non-Vtg
(cv. into International Paper Co. common stock)                                   110,000            5,046,250
--------------------------------------------------------------------------------------------------------------
Capital Goods--2.9%
--------------------------------------------------------------------------------------------------------------
Aerospace/Defense--2.0%
Coltec Capital Trust, 5.25% Cv. Term Income Deferrable Equity
Securities (cv. into common stock of Goodrich B.F. Corp.)                         100,000            3,600,000
--------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp., $95.95 Cv./4/                                              50,000            5,570,000
--------------------------------------------------------------------------------------------------------------
Raytheon Co., 8.25% Cum. Cv. Equity Security, Units (each unit consists of a contract to purchase Raytheon Co., Cl. B common
stock and a trust preferred security of RC Trust I)/5/                             80,000            4,460,000
                                                                                                  ------------
                                                                                                    13,630,000

--------------------------------------------------------------------------------------------------------------
Manufacturing--0.9%
Sealed Air Corp., $2.00 Cum. Cv., Series A, Vtg                                   150,000            6,217,500
--------------------------------------------------------------------------------------------------------------
Communication Services--1.6%
--------------------------------------------------------------------------------------------------------------
Telecommunications: Long Distance--1.6%
BroadWing, Inc., 6.75% Cv., Series B, Vtg                                          29,800            1,013,200
--------------------------------------------------------------------------------------------------------------
Motorola, Inc., 7% Cv., Equity Security Units (each unit consists of a contract to purchase Motorola, Inc. common stock and $50
principal amount of 6.50% sr. nts., 11/16/07)/4/,/5/                               75,000            3,505,500
--------------------------------------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv./1/                                                   80,000            2,370,000
--------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 7% Cum. Cv., Series E                                             200,000            4,375,000
                                                                                                  ------------
                                                                                                    11,263,700

                 15 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                        Market Value
                                                                                   Shares           See Note 1
--------------------------------------------------------------------------------------------------------------

Consumer Cyclicals--3.2%
--------------------------------------------------------------------------------------------------------------
Autos & Housing--0.7%
Cummins Capital Trust I, $47.53 Cv./1/                                            100,000          $ 5,050,000
--------------------------------------------------------------------------------------------------------------
Consumer Services--0.8%
Cendant Corp., $28.42 Cv                                                          120,000            5,786,400
--------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.5%
Host Marriott Financial Trust, 6.75% Cv. Quarterly Income Preferred Stock         100,000            3,450,000
--------------------------------------------------------------------------------------------------------------
Media--1.2%
Tribune Co., 2% Unsec. Participation Hybrid Option Note Exchangeable
Securities (exchangeable for shares of America Online, Inc.)                      100,000            8,682,000
--------------------------------------------------------------------------------------------------------------
Consumer Staples--4.2%
--------------------------------------------------------------------------------------------------------------
Broadcasting--2.8%
Cox Communications, Inc., 7% Cv. Preferred Redeemable Increased
Dividend Equity Securities, Non-Vtg                                               160,000            8,827,200
--------------------------------------------------------------------------------------------------------------
Entercom Communications Capital Trust, 6.25% Cum. Cv                               90,000            5,535,000
--------------------------------------------------------------------------------------------------------------
Equity Securities Trust I, $37.18 Cv., Series CVC4                                120,000            5,340,000
                                                                                                   -----------
                                                                                                    19,702,200

--------------------------------------------------------------------------------------------------------------
Food--0.7%
Suiza Capital Trust II/Suiza Foods Corp., 5.50% Cum. Cv., Non-Vtg                 100,000            4,900,000
--------------------------------------------------------------------------------------------------------------
Household Goods--0.7%
Newell Financial Trust I, 5.25% Cv. Quarterly Income
Preferred Securities, Non-Vtg                                                     125,000            4,656,250
--------------------------------------------------------------------------------------------------------------
Energy--3.4%
--------------------------------------------------------------------------------------------------------------
Energy Services--1.1%
Weatherford International, Inc., 5% Cv., Vtg                                      160,000            7,380,000
--------------------------------------------------------------------------------------------------------------
Oil: Domestic--2.3%
Apache Corp., 6.50% Cv. Automatic Common Exchange Securities                      110,000            5,049,000
--------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp., 5.50% Cv. Unsec. Debt Exchangeable for
Common Stock of Devon Energy Corp.                                                140,000            5,318,600
--------------------------------------------------------------------------------------------------------------
Unocal Capital Trust, 6.25% Cum. Cv., Non-Vtg                                     120,000            6,000,000
                                                                                                   -----------
                                                                                                    16,367,600

--------------------------------------------------------------------------------------------------------------
Financial--5.8%
--------------------------------------------------------------------------------------------------------------
Banks--1.6%
National Australia Bank Ltd., ExCaps (each ExCap consists of $25 principal amount of 7.875% Perpetual Capital Security and a purchase contract
entitling the holder to exchange ExCaps for ordinary shares of the Bank)/5/       125,000            3,750,000
--------------------------------------------------------------------------------------------------------------
Washington Mutual, Inc., 5.375% Cv., Non-Vtg                                      150,000            7,125,000
                                                                                                   -----------
                                                                                                    10,875,000

--------------------------------------------------------------------------------------------------------------
Insurance--2.3%
ACE Ltd., 8.25% Cv. Preferred Redeemable Increased Dividend Equity
Securities, Non-Vtg                                                                30,000            2,451,000
--------------------------------------------------------------------------------------------------------------
MetLife Capital Trust I, 8% Cv., Non-Vtg                                          100,000            9,920,000

                 16 | OPPENHEIMER CONVERTIBLE SECURITIES FUND
                                                                                                  Market Value
                                                                                               Shares           See Note 1
---------------------------------------------------------------------------------------------------------------------------

Prudential Financial, Inc., 6.75% Cv., Equity Security Units (each unit consists of a contract to purchase Prudential Financial, Inc. common stock and a
redeemable capital security of Prudential Financial Capital Trust I)/4/,/5/                    60,000          $ 3,492,000
                                                                                                              ------------
                                                                                                                15,863,000

--------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--1.9%
Equity Residential Properties Trust, 7.25% Cv., Series G, Vtg                                 250,000            6,325,000
--------------------------------------------------------------------------------------------------------------------------
General Growth Properties, Inc., 7.25% Cv. Preferred Income
Equity Redeemable Stock                                                                       250,000            6,600,000
                                                                                                              ------------
                                                                                                                12,925,000

--------------------------------------------------------------------------------------------------------------------------
Healthcare--0.7%
Healthcare/Supplies & Services--0.7%
--------------------------------------------------------------------------------------------------------------------------
McKesson Financial Trust, 5% Cv., Non-Vtg                                                      90,000            4,927,500
--------------------------------------------------------------------------------------------------------------------------
Technology--2.5%
--------------------------------------------------------------------------------------------------------------------------
Computer Software--1.1%
Electronic Data Systems Corp., $71.47 Cv. Flexible Equity Linked
Exchangeable Securities, Preferred Redeemable Increased
Dividend Equity Securities                                                                    140,000            7,875,000
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment--0.8%
Lucent Technologies, Inc., $7.48 Cv. Debs./1/                                                   5,000            5,731,250
--------------------------------------------------------------------------------------------------------------------------
Photography--0.6%
Xerox Corp., $7.50 Cv./1/,/4/                                                                  55,000            3,863,750
--------------------------------------------------------------------------------------------------------------------------
Transportation--1.0%
--------------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--1.0%
Union Pacific Capital Trust, 6.25% Cum. Cv. Term Income
Deferrable Equity Securities, Non-Vtg                                                         150,000            7,200,000
--------------------------------------------------------------------------------------------------------------------------
Utilities--3.3%
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities--3.3%
AES Trust VII, 6% Cv., Non-Vtg                                                                100,000            2,937,500
--------------------------------------------------------------------------------------------------------------------------
Calpine Capital Trust II, 5.50% Cum. Cv. Remarketable Term
Income Deferrable Equity Securities, Non-Vtg                                                  110,000            4,812,500
--------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp., 8.25% Cv. Equity Units, Non-Vtg. (each equity unit consists of units referred to as corporate units which consist of
$25 principal amount of a 5.87% sr. nts., due 2006 and a contract to
purchase Duke Energy Corp. common stock)/5/                                                   300,000            7,905,000
--------------------------------------------------------------------------------------------------------------------------
Mirant Trust I, 6.25% Cum. Cv., Series A                                                       70,000            2,845,500
--------------------------------------------------------------------------------------------------------------------------
TXU Corp., 8.75% Cv., Equity Units (each equity unit consists of units referred to as corporate units which consist of a purchase contract to purchase TXU Corp. common stock, $25 principal amount of TXU
Corp., 4.75% sr. nts., series k, 11/16/06 and $25 principal amount of TXU
Corp., 5.45% sr. nts., series 1, 11/16/07)/5/                                                  80,000            4,139,200
                                                                                                              ------------
                                                                                                                22,639,700
                                                                                                              ------------
Total Preferred Stocks (Cost $198,809,669)                                                                     204,032,100

                 17 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                                                                 Market Value
                                                                                                Shares             See Note 1
-----------------------------------------------------------------------------------------------------------------------------

Common Stocks--5.6%

Citigroup, Inc.                                                                                125,000           $  6,310,000
-----------------------------------------------------------------------------------------------------------------------------
Danskin, Inc./4/,/6/                                                                         2,610,710                130,536
-----------------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares/3/,/4/,/6/                                            2,015,119                 72,544
-----------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                                                        130,000              4,725,500
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                                                      100,000              5,212,000
-----------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                                                                             50,000              4,467,500
-----------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                                 50,000              2,132,500
-----------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                          100,000              3,581,000
-----------------------------------------------------------------------------------------------------------------------------
U.S. Bancorp                                                                                   130,000              2,720,900
-----------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                                                   200,000              9,492,000
                                                                                                              ---------------
Total Common Stocks (Cost $40,942,125)                                                                             38,844,480

                                                                                                 Units
-----------------------------------------------------------------------------------------------------------------------------

Rights, Warrants and Certificates--0.0%

Danskin, Inc. Wts., Exp. 10/8/04/3/,/4/,/6/                                                    367,801                 14,712
-----------------------------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt. to be used to purchase
53,309 shares of restricted common stock in rights offering/3/,/4/,/6/                              --                 15,993
                                                                                                              ---------------
Total Rights, Warrants and Certificates (Cost $15,993)                                                                 30,705

                                                                                             Principal
                                                                                                Amount
-----------------------------------------------------------------------------------------------------------------------------
Foreign Government Obligations--0.4%

Banco Nac de Desen Econo Cv. Sr. Nts., 6.50%, 6/15/06 [cv. into
Empresa Brasileira de Aeronautica SA (Embraer), ADR common
stock]/1/ (Cost $3,000,000)                                                               $  3,000,000              2,722,500

-----------------------------------------------------------------------------------------------------------------------------

Structured Notes--1.4%

Credit Suisse First Boston Corp. (New York Branch),
Carnival Corp. Equity Linked Nts., 7%, 7/17/02/3/                                            5,001,672              6,577,199
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Medium-Term Stock Linked Nts., Series B,
7%, 7/8/02 (linked to the performance of The Gap, Inc. common stock)                         6,000,000              3,144,000
                                                                                                              ---------------
Total Structured Notes (Cost $10,986,373)                                                                           9,721,199

-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--8.3%

Repurchase agreement with Deutsche Bank Securities, Inc., 1.40%, dated 12/31/01, to be repurchased at $57,381,463 on 1/2/02,
collateralized by U.S. Treasury Bonds, 8%, 11/15/21, with a value
of $58,732,332 (Cost $57,377,000)                                                           57,377,000             57,377,000
-----------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $715,279,266)                                                   99.7%           693,357,695
-----------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                    0.3              2,423,107
                                                                                           ----------------------------------
Net Assets                                                                                       100.0%          $695,780,802
                                                                                           ==================================

                 18 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $155,945,625 or 22.41% of the Fund's net assets as of December 31, 2001.
2. Zero coupon bond reflects the effective yield on the date of purchase.
3. Identifies issues considered to be illiquid or restricted - See Note 6 of
Notes to Financial Statements.
4. Non-income-producing security.
5. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.
6. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended December 31, 2001.
The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2001 amounts to $233,785.Transactions during the period in which the issuer was an affiliate are as follows:

                                                                                                                   Unrealized
                                               Shares/Units         Gross          Gross      Shares/Units       Appreciation
                                              Dec. 31, 2000     Additions     Reductions     Dec. 31, 2001     (Depreciation)
-----------------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants

Danskin, Inc.                                     2,610,710            --             --         2,610,710      $(2,956,040)
Danskin, Inc. Restricted Common Shares            2,015,119            --             --         2,015,119         (455,592)
Danskin, Inc.Wts., Exp.10/8/04                      367,801            --             --           367,801           14,712
Hudson Hotels Corp.                                 555,556            --        555,556                --               --
Portion of Danskin, Inc. Promissory Nt.,
to be used to purchase 53,309 shares of
restricted common stock in rights offering               --            --             --                --               --

See accompanying Notes to Financial Statements.

                 19 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2001

--------------------------------------------------------------------------------
Assets

Investments, at value--see accompanying statement:
Unaffiliated companies (cost $711,648,561)                         $693,123,910
Affiliated companies (cost $3,630,705)                                  233,785
                                                                   ------------
                                                                    693,357,695
--------------------------------------------------------------------------------
Cash                                                                    717,436
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      5,979,301
Interest and dividends                                                4,648,527
Shares of beneficial interest sold                                    1,670,986
Other                                                                    30,173
                                                                   ------------
Total assets                                                        706,404,118

--------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                 7,604,005
Shares of beneficial interest redeemed                                2,284,069
Distribution and service plan fees                                      433,425
Shareholder reports                                                     166,923
Trustees' compensation                                                   85,633
Transfer and shareholder servicing agent fees                               126
Other                                                                    49,135
                                                                   ------------
Total liabilities                                                    10,623,316

--------------------------------------------------------------------------------
Net Assets                                                         $695,780,802
                                                                   ============

--------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                    $792,017,949
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                (2,959,004)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions     (71,356,572)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           (21,921,571)
                                                                   ------------
Net Assets                                                         $695,780,802
                                                                   ============
                 20 | OPPENHEIMER CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$187,457,992 and 14,687,067 shares of beneficial interest outstanding)                          $12.76
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                     $13.54
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $286,828,979
and 22,433,228 shares of beneficial interest outstanding)                                       $12.79
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,845,574
and 6,023,967 shares of beneficial interest outstanding)                                        $12.76
--------------------------------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price per share (based on net assets of
$144,611,804 and 11,336,740 shares of beneficial interest outstanding)                          $12.76
Maximum offering price per share (net asset value plus sales charge
of 3.25% of offering price)                                                                     $13.19
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred
sales charge) and offering price per share (based on net assets of $36,453                      $12.76
and 2,857 shares of beneficial interest outstanding)

See accompanying Notes to Financial Statements.

                  21 |OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001

--------------------------------------------------------------------------------
Investment Income

Interest                                                           $ 21,732,662
--------------------------------------------------------------------------------
Dividends                                                            13,045,220
                                                                   ------------
Total income                                                         34,777,882

--------------------------------------------------------------------------------
Expenses

Management fees                                                       3,642,672
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 475,667
Class B                                                               3,310,457
Class C                                                                 858,137
Class M                                                               1,185,611
Class N                                                                      40
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 251,185
Class B                                                                 436,227
Class C                                                                 113,077
Class M                                                                 208,655
Class N                                                                      14
--------------------------------------------------------------------------------
Accounting service fees                                                 235,637
--------------------------------------------------------------------------------
Shareholder reports                                                      68,210
--------------------------------------------------------------------------------
Custodian fees and expenses                                              33,144
--------------------------------------------------------------------------------
Trustees' compensation                                                   14,180
--------------------------------------------------------------------------------
Other                                                                   500,564
                                                                   ------------
Total expenses                                                       11,333,477
Less reduction to custodian expenses                                    (29,028)
                                                                   ------------
Net expenses                                                         11,304,449

--------------------------------------------------------------------------------
Net Investment Income                                                23,473,433

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
   Unaffiliated companies                                           (63,048,699)
   Affiliated companies                                              (1,645,916)
Closing and expiration of option contracts written                      747,245
                                                                   ------------
Net realized gain (loss)                                            (63,947,370)

--------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) on investments                                       8,529,896
                                                                   ------------
Net realized and unrealized gain (loss)                             (55,417,474)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(31,944,041)
                                                                   ============

See accompanying Notes to Financial Statements.

                 22 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                    2001             2000
-------------------------------------------------------------------------------------------------

Investment Income

Net investment income (loss)                                      $  23,473,433    $  37,049,897
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (63,947,370)      65,170,634
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  8,529,896     (150,205,007)
                                                                  ------------------------------
Net increase (decrease) in net assets resulting from                (31,944,041)     (47,984,476)
operations

-------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                              (9,339,475)     (10,113,441)
Class B                                                             (12,683,219)     (15,140,454)
Class C                                                              (3,332,948)      (3,500,021)
Class M                                                              (6,681,751)      (8,322,743)
Class N                                                                    (686)              --
-------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                      --      (15,118,095)
Class B                                                                      --      (26,757,914)
Class C                                                                      --       (6,541,994)
Class M                                                                      --      (13,030,290)
Class N                                                                      --               --

-------------------------------------------------------------------------------------------------
Beneficial Interest Transactions:

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                              (7,090,336)      26,434,814
Class B                                                             (59,669,722)       6,336,358
Class C                                                              (7,490,065)      12,799,188
Class M                                                             (23,874,052)     (21,626,824)
Class N                                                                  36,556               --

-------------------------------------------------------------------------------------------------
Net Assets

Total decrease                                                     (162,069,739)    (122,565,892)
-------------------------------------------------------------------------------------------------
Beginning of period                                                 857,850,541      980,416,433
                                                                  ------------------------------
End of period [including undistributed (overdistributed) net
investment income of $(2,959,004) and $2,917,576, respectively]   $ 695,780,802    $ 857,850,541
                                                                  ==============================

See accompanying Notes to Financial Statements.

                   23 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

Class A           Year Ended December 31,             2001        2000        1999        1998         1997
------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                $13.85      $16.36      $14.84      $15.32       $14.27
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .48         .72         .70         .70         .71/1/
Net realized and unrealized gain (loss)               (.94)      (1.45)       2.66        (.08)       1.93/1/
                                                    --------------------------------------------------------
Total income (loss) from
investment operations                                 (.46)       (.73)       3.36         .62        2.64
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.63)       (.72)       (.70)       (.70)       (.72)
Distributions from net realized gain                    --       (1.06)      (1.14)       (.40)       (.87)
                                                    --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.63)      (1.78)      (1.84)      (1.10)      (1.59)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.76      $13.85      $16.36      $14.84      $15.32
                                                    ========================================================
------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                  (3.30)%     (4.81)%     23.37%       4.08%      18.77%

------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $187,458    $210,903    $220,671    $221,693    $192,212
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $197,514    $225,938    $207,008    $220,423    $145,929
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                 3.58%       4.42%       4.55%       4.55%       4.58%
Expenses                                              0.95%       0.90%       0.95%       0.93%/4/    0.95%/4/
Expenses, net of interest expense/5/                   N/A         N/A         N/A        0.93%/4/    0.95%/4/
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 69%        127%         95%         90%         79%

1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                   24 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class B           Year Ended December 31,             2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                $13.87      $16.38      $14.87      $15.35      $14.29
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .38         .59         .59         .58        .59/1/
Net realized and unrealized gain (loss)               (.93)      (1.45)       2.65        (.08)      1.94/1/
                                                    -------------------------------------------------------
Total income (loss) from
investment operations                                 (.55)       (.86)       3.24         .50        2.53
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.53)       (.59)       (.59)       (.58)       (.60)
Distributions from net realized gain                    --       (1.06)      (1.14)       (.40)       (.87)
                                                    -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.53)      (1.65)      (1.73)       (.98)      (1.47)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.79      $13.87      $16.38      $14.87      $15.35
                                                    =======================================================
-----------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                  (3.97)%     (5.55)%     22.35%       3.30%      17.93%

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $286,829    $373,860    $431,370    $445,544    $383,755
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $330,806    $418,592    $414,611    $441,677    $296,426
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment income                                 2.75%       3.62%       3.79%       3.79%       3.80%
Expenses                                              1.71%       1.70%       1.71%       1.69%/4/    1.72%/4/
Expenses, net of interest expense/5/                   N/A         N/A         N/A        1.69%/4/    1.72%/4/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 69%        127%         95%         90%         79%

1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                   25 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C     Year Ended December 31,                   2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                $13.84      $16.35      $14.84      $15.32      $14.27
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .38         .59         .59         .58        .59/1/
Net realized and unrealized gain (loss)               (.93)      (1.45)       2.65        (.08)      1.93/1/
                                                    --------------------------------------------------------
Total income (loss) from
investment operations                                 (.55)       (.86)       3.24         .50        2.52
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.53)       (.59)       (.59)       (.58)       (.60)
Distributions from net realized gain                    --       (1.06)      (1.14)       (.40)       (.87)
                                                    --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.53)      (1.65)      (1.73)       (.98)      (1.47)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.76      $13.84      $16.35      $14.84      $15.32
                                                    ========================================================

------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                  (3.98)%     (5.56)%     22.41%       3.32%      17.88%

------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)           $76,846     $91,567     $94,352    $108,339     $85,397
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $85,774     $96,574     $94,329    $105,974     $62,343
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                 2.80%       3.62%       3.80%       3.81%       3.82%
Expenses                                              1.71%       1.70%       1.70%       1.68%/4/    1.70%/4/
Expenses, net of interest expense/5/                   N/A         N/A         N/A        1.68%/4/    1.70%/4/
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 69%        127%         95%         90%         79%

1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                 26 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

Class M    Year Ended December 31,                    2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                $13.84      $16.35      $14.84      $15.32      $14.27
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .41         .64         .63         .62        .62/1/
Net realized and unrealized gain (loss)               (.93)      (1.45)       2.65        (.08)      1.94/1/
                                                    -------------------------------------------------------
Total income (loss) from
investment operations                                 (.52)       (.81)       3.28         .54        2.56
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.56)       (.64)       (.63)       (.62)       (.64)
Distributions from net realized gain                    --       (1.06)      (1.14)       (.40)       (.87)
                                                    -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.56)      (1.70)      (1.77)      (1.02)      (1.51)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.76      $13.84      $16.35      $14.84      $15.32
                                                    =======================================================

-----------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                  (3.72)%    (5.30)%      22.74%       3.58%      18.19%

-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)          $144,612    $181,521    $234,023    $263,716    $297,292
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $160,919    $213,617    $235,419    $288,953    $285,621
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                 3.04%       3.90%       4.06%       4.02%       4.05%
Expenses                                              1.45%       1.42%       1.45%       1.43%/4/    1.46%/4/
Expenses, net of interest expense/5/                   N/A         N/A         N/A        1.43%/4/    1.46%/4/
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 69%        127%         95%         90%         79%

1. Per share information has been determined based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                 27 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS Continued

                                                               Period Ended
Class N                                                   December 31, 2001/1/
-------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                                   $13.68
-------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .42
Net realized and unrealized gain (loss)                                  (.84)
                                                                       --------
Total income (loss) from investment operations                           (.42)
-------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.50)
Distributions from net realized gain                                       --
                                                                       --------
Total dividends and/or distributions to shareholders                     (.50)
-------------------------------------------------------------------------------
Net asset value, end of period                                         $12.76
                                                                       ========

-------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                                     (3.02)%

-------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                               $   36
-------------------------------------------------------------------------------
Average net assets (in thousands)                                      $   10
-------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                                    5.45%
Expenses                                                                 1.22%
-------------------------------------------------------------------------------
Portfolio turnover rate                                                    69%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 28 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund
Series, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C, Class M and Class N shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class M shares are sold with a reduced front-end sales charge. Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C, M and N have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in structured notes whose market values and redemption prices are linked to the market value of specific securities. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2001, the market value of these securities comprised 1.4% of the Fund's net assets, and resulted in unrealized losses in the current period of $1,265,174.

                 29 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

     As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

            Expiring
            --------------------------
            2009           $63,029,287

As of December 31, 2001, the Fund had approximately $6,832,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
December 31, 2001, the Fund's projected benefit obligations were decreased by
$16,036 and payments of $1,779 were made to retired trustees, resulting in an accumulated liability of $81,781 as of December 31, 2001.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                 30 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $2,688,066. Accumulated net realized loss on investments was increased by the same amount. Net assets of the
Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after
December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 31 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 2.Shares of Beneficial Interest

 The Fund has authorized an unlimited number of no par shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      Year Ended December 31, 2001/1/                Year Ended December 31,2000
                                       Shares                 Amount                 Shares                 Amount
-------------------------------------------------------------------------------------------------------------------

Class A

Sold                                5,335,346           $ 70,645,351              4,492,999           $ 73,262,578
Dividends and/or
distributions reinvested              592,940              7,659,326              1,408,059             20,695,775
Redeemed                           (6,468,789)           (85,395,013)            (4,163,564)           (67,523,539)
                                  ---------------------------------------------------------------------------------
Net increase (decrease)              (540,503)          $ (7,090,336)             1,737,494           $ 26,434,814
                                  =================================================================================

-------------------------------------------------------------------------------------------------------------------
Class B

Sold                                1,836,929           $ 24,546,682              3,623,198           $ 58,332,510
Dividends and/or
distributions reinvested              645,437              8,359,820              1,924,353             28,274,254
Redeemed                           (6,998,202)           (92,576,224)            (4,927,958)           (80,270,406)
                                  ---------------------------------------------------------------------------------
Net increase (decrease)            (4,515,836)          $(59,669,722)               619,593           $  6,336,358
                                  =================================================================================

-------------------------------------------------------------------------------------------------------------------
Class C

Sold                                  953,193           $ 12,743,441              1,661,971           $ 26,864,444
Dividends and/or
distributions reinvested              167,797              2,167,180                457,164              6,682,931
Redeemed                           (1,711,747)           (22,400,686)            (1,275,551)           (20,748,187)
                                  ---------------------------------------------------------------------------------
Net increase (decrease)              (590,757)          $ (7,490,065)               843,584           $ 12,799,188
                                  =================================================================================

--------------------------------------------------------------------------------------------------------------------
Class M

Sold                                  200,443           $  2,659,283                434,338           $  6,754,353
Dividends and/or
distributions reinvested              339,715              4,388,937                987,040             14,529,335
Redeemed                           (2,317,734)           (30,922,272)            (2,620,442)           (42,910,512)
                                  ---------------------------------------------------------------------------------
Net increase (decrease)            (1,777,576)          $(23,874,052)            (1,199,064)          $(21,626,824)
                                  =================================================================================

--------------------------------------------------------------------------------------------------------------------
Class N

Sold                                    2,808           $     35,921                   --                   $   --
Dividends and/or
distributions reinvested                   50                    648                   --                       --
Redeemed                                   (1)                   (13)                  --                       --
                                  ---------------------------------------------------------------------------------
Net increase (decrease)                 2,857           $     36,556                   --                   $   --
                                  =================================================================================

1. For the year ended December 31, 2001, for Class A, B, C and M shares and for the period from March 1, 2001 (inception of Offering) to December 31, 2001, for
Class N shares.

                 32 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$492,248,391 and $607,434,169, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $719,356,743 was:

     Gross unrealized appreciation                    $ 38,200,688
     Gross unrealized depreciation                     (64,199,736)
                                                     -------------
     Net unrealized appreciation (depreciation)       $(25,999,048)
                                                     =============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625%
of the first $50 million of average net assets of the Fund, 0.50% of the next
$250 million and 0.4375% of average annual net assets over $300 million. The
Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.47%.

--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of
$12,000 for the first $30 million of net assets and $9,000 for each additional
$30 million of net assets.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed-upon per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                 33 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
     The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate         Aggregate           Class A            Class M
                                  Front-End         Front-End         Front-End          Front-End
                              Sales Charges     Sales Charges     Sales Charges      Sales Charges
                                 on Class A        on Class M       Retained by           Retained
Year Ended                           Shares            Shares       Distributor     by Distributor
--------------------------------------------------------------------------------------------------

December 31, 2001                  $342,426           $48,900           $89,216             $6,024

                                Concessions       Concessions      Concessions       Concessions
                                 on Class A        on Class B       on Class C        on Class N
                                     Shares            Shares           Shares            Shares
                                Advanced by       Advanced by      Advanced by       Advanced by
Year Ended                      Distributor/1/    Distributor/1/   Distributor/1/    Distributor/1/
--------------------------------------------------------------------------------------------------

December 31, 2001                   $43,302          $625,374          $82,640              $123

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C, Class M and Class N shares from its own resources at the time of sale.

                                    Class A           Class B           Class C          Class M          Class N
                                 Contingent        Contingent        Contingent       Contingent       Contingent
                             Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
                           Charges Retained  Charges Retained  Charges Retained  Charge Retained  Charge Retained
Year Ended                   by Distributor    by Distributor    by Distributor   by Distributor   by Distributor
-----------------------------------------------------------------------------------------------------------------

December 31, 2001                   $11,865          $742,690           $13,957              $89              $--

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C, Class M and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $475,667, all of which were paid by the Distributor to recipients, and included $40,296 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B, Class C, Class M and Class N Distribution and Service Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Class M
Plan allows the Distributor to be reimbursed for its services and costs in distributing Class M shares and servicing accounts.

                 34 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

     The Distributor retains the asset-based sales charge on Class B and Class M shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on
Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C, Class M and
Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:

                                                                       Distributor's         Aggregate
                                                                           Aggregate      Unreimbursed
                                                                        Unreimbursed     Expenses as %
                                Total Payments     Amount Retained          Expenses     of Net Assets
                                    Under Plan      by Distributor        Under Plan          of Class
-------------------------------------------------------------------------------------------------------

Class B Plan                       $ 3,310,457         $ 2,549,143       $ 5,402,314              1.88%
Class C Plan                           858,137             157,535         1,633,614              2.13
Class M Plan                         1,185,611             414,596                --                --
Class N Plan                                40                  40               241              0.66

--------------------------------------------------------------------------------
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

                 35 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
5. Option Activity Continued

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
     Written option activity for the year ended December 31, 2001 was as follows:

                                                                              Call Options
                                                     --------------------------------------
                                                      Number of                  Amount of
                                                      Contracts                   Premiums
-------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2000                  --                $        --
Options written                                           3,600                  1,941,135
Options closed or expired                                (3,600)                (1,941,135)
                                                     --------------------------------------
Options outstanding as of December 31, 2001                  --                $        --
                                                     ======================================

--------------------------------------------------------------------------------
 6. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001 was $19,672,034, which represents 2.83% of the Fund's net assets, of which $103,249 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                           Unrealized
                                                    Acquisition                    Valuation as of       Appreciation
Security                                                  Dates         Cost     December 31, 2001     (Depreciation)
---------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Danskin, Inc. Restricted Common Shares                  8/14/95     $528,136               $72,544         $(455,592)
---------------------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/8/04                        8/14/95           --                14,712            14,712
---------------------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc.
Promissory Nt. to be used to
purchase 53,309 shares of restricted
common stock in rights offering                         8/14/95       15,993                15,993                --

                 36 | OPPENHEIMER CONVERTIBLE SECURITIES FUND

--------------------------------------------------------------------------------
7. Bank Borrowings
The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The
Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
   The Fund had no borrowings outstanding for the year ended or at December 31,
2001.

                                                    Appendix A

                                                RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below.
Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk.
Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security  depends on the completion of some act or the  fulfillment of some condition are rated  conditionally.  These bonds are secured by (a) earnings of projects under construction,  (b) earnings of projects  unseasoned  in  operating  experience,  (c) rentals  that begin when  facilities  are  completed,  or (d)
payments to which some other  limiting  condition  attaches.  The  parenthetical  rating  denotes  probable  credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa."
The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a #
symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating  assigned by Standard & Poor's.  The obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest  rated  obligations  only in small degree.  The obligor's  capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible to the adverse effects of changes in  circumstances  and economic conditions  than  obligations in higher-rated  categories.  However,  the obligor's  capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic conditions or changing circumstances  are more likely to lead to a weakened  capacity of the obligor to meet its  financial  commitment on the obligation.

BB, B, CCC, CC, and C

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having  significant  speculative  characteristics.  "BB"
indicates  the least degree of  speculation,  and "C" the  highest.  While such  obligations  will likely have some quality and  protective  characteristics,  these may be outweighed  by large  uncertainties  or major  exposures to adverse conditions.
BB: Bonds rated "BB" are less vulnerable to nonpayment than other  speculative  issues.  However,  these face major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more vulnerable to nonpayment  than  obligations  rated "BB", but the obligor  currently has the  capacity  to meet its  financial  commitment  on the  obligation.  Adverse  business,  financial,  or economic conditions  will likely  impair the  obligor's  capacity or  willingness  to meet its  financial  commitment on the obligation.

CCC:  Bonds rated "CCC" are  currently  vulnerable  to  nonpayment,  and are  dependent  upon  favorable  business, financial,  and economic  conditions  for the obligor to meet its financial  commitment on the  obligation.  In the event of adverse  business,  financial  or economic  conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: A subordinated  debt or preferred stock obligation rated "C" is currently highly  vulnerable to nonpayment.  The
"C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar action has been taken,  but  payments on this  obligation  are being  continued.  A "C" also will be assigned to a preferred  stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  Bonds  rated "D" are in  default.  Payments  on the  obligation  are not being made on the date due even if the applicable  grace period has not expired,  unless  Standard and Poor's  believes  that such  payments  will be made during such grace period.  The "D" rating will also be used upon the filing of a bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
-------------------------------------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD"
obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.
"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below
50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process;
those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

-------------------------------------------------------------------------------------------------------------------
International Short-Term Credit Ratings
-------------------------------------------------------------------------------------------------------------------

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added
"+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

-----------------------------------------------------------  Household Durables
                        APPENDIX B
-----------------------------------------------------------

-----------------------------------------------------------

                 INDUSTRY CLASSIFICATIONS

-----------------------------------------------------------

Aerospace & Defense
Air Freight & Couriers                             Household Products
Airlines                                           Industrial Conglomerates
Auto Components                                    Insurance
Automobiles                                                  Internet & Catalog Retail
Banks                                                        Internet Software & Services
Beverages                                                    Information Technology Consulting & Services
Biotechnology                                                Leisure Equipment & Products
Building Products                                            Machinery
Chemicals                                                    Marine
Commercial Services & Supplies                               Media
Communications Equipment                                     Metals & Mining
Computers & Peripherals                                      Multiline Retail
Construction & Engineering                                   Multi-Utilities
Construction Materials                                       Office Electronics
Containers & Packaging                                       Oil & Gas
Distributors                                                 Paper & Forest Products
Diversified Financials                                       Personal Products
Diversified Telecommunication Services                       Pharmaceuticals
Electric Utilities                                           Real Estate
Electrical Equipment                                         Road & Rail
Electronic Equipment & Instruments                           Semiconductor Equipment & Products
Energy Equipment & Services                                  Software
Food & Drug Retailing                                        Specialty Retail
Food Products                                                Textiles & Apparel
Gas Utilities                                                Tobacco
Health Care Equipment & Supplies                             Trading Companies & Distributors
Health Care Providers & Services                             Transportation Infrastructure
Hotels Restaurants & Leisure                                 Water Utilities
                                                   Wireless Telecommunication Services

                                                    Appendix C

                          OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares7 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.8
That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional
Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans9
(4)      Group Retirement Plans10
(5)      403(b)(7) custodial plan accounts
(6)      Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or
                SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.                      Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject
to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus
(unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales
Charge."11 This waiver provision applies to:
-        Purchases of Class A shares aggregating $1 million or more.
-        Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.
-        Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)      through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)      by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that
              Plan has made special arrangements with the Distributor for those purchases.
         -        Purchases of Class A shares by  Retirement  Plans that have any of the  following  record-keeping arrangements:
(1)      The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a
              daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
              Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between
              Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable
              Investments").
(2)      The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill
              Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3)      The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
         -        Purchases  by a Retirement  Plan whose record  keeper had a  cost-allocation  agreement  with the
         Transfer Agent on or before March 1, 2001.

II.                                Waivers of Class A Sales Charges of Oppenheimer Funds

A.  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
-        The Manager or its affiliates.
-        Present or former officers, directors, trustees and employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
-        Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
-        Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
-        Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the
         Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
-        Investment advisors and financial planners who have entered into an agreement for this purpose with the
         Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
-        "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records

-

     of the broker, agent or financial intermediary with which the Distributor has made such special arrangements
         . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
-        Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
-        Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
-        A unit investment trust that has entered into an appropriate agreement with the Distributor.
-        Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the
         Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
-        Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
-        A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
-        A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
         -        Shares  issued in plans of  reorganization,  such as mergers,  asset  acquisitions  and  exchange offers, to which the Fund is a party.
-        Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
-        Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
         This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

-

     Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust
         Series.
-        Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         -        To make Automatic  Withdrawal Plan payments that are limited  annually to no more than 12% of the account value adjusted annually.
-        Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
-        For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)      To return excess contributions.
(3)      To return contributions made due to a mistake of fact.
(4)      Hardship withdrawals, as defined in the plan.12
(5)      Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue
                Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.
(7)      To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                Code.
(8)      For loans to participants or beneficiaries.
(9)      Separation from service.13
(10)     Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) if the plan has made special arrangements with the
                Distributor.
(11)     Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         -        For  distributions  from 401(k)  plans  sponsored  by  broker-dealers  that have  entered  into a special agreement with the Distributor allowing this waiver.

                  III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
-        Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
-        Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social
         Security Administration.
-        Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
-        Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
-        Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
-        Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
-        Distributions14 from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)      To return excess contributions made to a participant's account.
(3)      To return contributions made due to a mistake of fact.
(4)      To make hardship withdrawals, as defined in the plan.15
(5)      To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)      To meet the minimum distribution requirements of the Internal Revenue Code.

(7)

         To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                Code.
(8)      For loans to participants or beneficiaries.16
(9)      On account of the participant's separation from service.17
         Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the
                Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11)     Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12)     For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

         (14)   Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a
                Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         (15)   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

         -    Redemptions  of Class B shares or Class C shares under an Automatic  Withdrawal  Plan from an account other than a Retirement  Plan if the  aggregate  value of the redeemed  shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
-        Shares sold to the Manager or its affiliates.
-        Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
-        Shares issued in plans of reorganization to which the Fund is a party.
-        Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.       Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                                Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

    Oppenheimer Quest Value Fund, Inc.                     Oppenheimer Small Cap Value Fund
    Oppenheimer Quest Balanced Value Fund                  Oppenheimer Quest Global Value Fund, Inc.
    Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized)
into various Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund               Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund            Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."
The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
         -        acquired by such  shareholder  pursuant to an exchange of shares of an Oppenheimer  fund that was one of the Former Quest for Value Funds, or
         -        purchased  by such  shareholder  by  exchange  of shares of  another  Oppenheimer  fund that were acquired  pursuant  to the merger of any of the Former  Quest for Value Funds into that other  Oppenheimer  fund on
November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

         - -  Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Concession as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals
who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the
Distributor.

         - -  Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
              -   Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who
                  acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA
                  Family of Funds.
              -   Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.
         - -  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the
Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

         - -  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an
Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
         -    withdrawals  under an automatic  withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value,  adjusted  annually,
              and
         -    liquidation  of a  shareholder's  account  if the  aggregate  net asset  value of shares  held in the account is less than the required minimum value of such accounts.

         - -  Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24,
1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former
Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6,
1995, but prior to November 24, 1995:
-        redemptions  following the death or disability of the  shareholder(s)  (as evidenced by a determination of total disability by the U.S. Social Security Administration);
-        withdrawals  under an automatic  withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
         -    liquidation  of a  shareholder's  account  if the  aggregate  net asset  value of shares  held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of
                                   Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds
(referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account              CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                             CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                             CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

         -    Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former
Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1)      persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were
                $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the
                Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2)      persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut

                Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         -    Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March
18, 1996, and still holds Class A shares:
(1)      any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former
                Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the
                Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
                Connecticut Mutual Funds or a Fund into which such Fund merged;
         any participant in a qualified plan, provided that the total initial amount invested by the plan in the
                Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3)      Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4)      employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5)      one or more members of a group of at least 1,000 persons (and persons who are retirees from such group)
                engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between
                CMFS and such group; and
(6)      an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the
Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the
Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or
Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by

exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2)      upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)      for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4)      as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
(6)      in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)      in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
         in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9)      as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's
                Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI.                 Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income
Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

          VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                                       Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11,
1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
-        the Manager and its affiliates,
-        present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
-        registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
-        dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
-        employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
-        dealers, brokers, or registered investment advisors that had entered into an agreement with the
         Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
-        dealers, brokers or registered investment advisors that had entered into an agreement with the
         Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------------------------------------------
Oppenheimer Convertible Securities Fund
-------------------------------------------------------------------------------------------------------------------

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
       OppenheimerFunds, Inc.
       498 Seventh Avenue
       New York, New York 10018

Distributor

       OppenheimerFunds Distributor, Inc.
       498 Seventh Avenue
       New York, New York 10018

Transfer Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1.800.525.7048

Custodian Bank
       The Bank of New York.
       One Wall Street
       New York, New York 10015

Independent Accountants
       KPMG LLP
       707 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel

       Mayer, Brown, Rowe & Maw
       1675 Broadway
       New York, New York 10019-5820

1234
PX0345.0402

1 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
2 Each Trustee serves for an indefinite term, until his resignation, death or removal.
                                                                                                        3 Includes shares owned by Mr. Galli in other Oppenheimer Funds for which he serves as director or trustee.
4 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Messrs. Bishop,  Wixted and
Ms. Ives, whose address is 6803 S. Tucson Way, Englewood, CO 80112-3924, and for and Ms. Campbell whose address is 350 Linden Oaks, Rochester, NY 14625.
5 Each Officer serves for an indefinite term, until his or her resignation, death or removal.
6.  In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this
Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

7 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
8 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
9 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal
Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
10 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b)
plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
11 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares of one or more Oppenheimer funds held by the Plan for more than one year.
12 This provision does not apply to IRAs.
13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
14 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
15 This provision does not apply to IRAs.
16 This provision does not apply to loans from 403(b)(7) custodial plans.
17 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.